                                                                              Execution Copy

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                             RESIDENTIAL ACCREDIT LOANS, INC.,

                                          Company,

                              RESIDENTIAL FUNDING CORPORATION,

                                      Master Servicer,

                                            and

                           DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                          Trustee

                                     SERIES SUPPLEMENT,

                               Dated as of September 1, 2005,

                                             TO

                                     STANDARD TERMS OF
                              POOLING AND SERVICING AGREEMENT
                                 dated as of August 1, 2004

                      Mortgage Asset-Backed Pass-Through Certificates

                                      Series 2005-QS14

============================================================================================

ARTICLE I      DEFINITIONS

      Section  1.1 Definitions................................................4

      Section  1.2 Use of Words and Phrases..................................30

ARTICLE II     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      Section  2.1 Conveyance of Mortgage Loans..............................31

      Section  2.2 Acceptance by Trustee.....................................32

      Section  2.3 Representations, Warranties and Covenants of the
                    Master Servicer and the Company..........................32

      Section  2.4 Representations and Warranties of Sellers.
                    (See Section 2.04 of the Standard Terms).................35

      Section  2.5 Execution and Authentication of Certificates/Issuance of
                    Certificates Evidencing Interests in
                    REMIC I and REMIC II.....................................35

      Section  2.6 Conveyance of Uncertificated REMIC I Regular Interests
                    and REMIC II Regular Interests;
                    Acceptance by the Trustee................................36

      Section  2.7 Issuance of Certificates Evidencing
                    Interest in REMIC III....................................36

      Section  2.8 Purposes and Powers of the Trust.
                   (See Section 2.08 of the Standard Terms)..................36

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

ARTICLE IV     PAYMENTS TO CERTIFICATEHOLDERS

      Section  4.1 Certificate Account.......................................38

      Section  4.2 Distributions.............................................38

      Section  4.3 Statements to Certificateholders; Statements to the Rating
                   Agencies; Exchange Act Reporting.
                   (See Section 4.03 of the Standard Terms)..................47

      Section  4.4 Distribution of Reports to the Trustee and the Company;
                   Advances by the Master Servicer.
                   (See Section 4.04 of the Standard Terms)..................47

      Section  4.5 Allocation of Realized Losses.............................47

      Section  4.6 Reports of Foreclosures and Abandonment of
                    Mortgaged Property.......................................49

      Section  4.7 Optional Purchase of Defaulted Mortgage Loans.............49

      Section  4.8 Surety Bond.
                    (See Section 4.08 of the Standard Terms).................49

ARTICLE V      THE CERTIFICATES

      Section  5.5 Appointment of Paying Agent.
                    (See Section 5.05 of the Standard Terms).................51

      Section  5.6 U.S.A. Patriot Act Compliance.............................51

ARTICLE VI     THE COMPANY AND THE MASTER SERVICER

ARTICLE VII    DEFAULT

ARTICLE VIII   CONCERNING THE TRUSTEE

      Section  8.1 Duties of the Trustee.....................................54

      Section  8.2 Certain Matters Affecting the Trustee.....................54

      Section  8.3 Trustee Not Liable for Certificates or Mortgage Loans.....54

      Section  8.4 Trustee May Own Certificates..............................54

      Section  8.5 Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification..........................................54

      Section  8.6 Eligibility Requirements for Trustee......................54

      Section  8.7 Resignation and Removal of the Trustee....................54

      Section  8.8 Successor Trustee.........................................54

      Section  8.9 Merger or Consolidation of Trustee........................54

      Section  8.10 Appointment of the Co-Trustee or Separate Trustee........54

      Section  8.11 Appointment of the Custodians............................54

      Section  8.12 Appointment of Office or Agency..........................54

ARTICLE IX     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

      Section  9.1  Optional Purchase by the Master Servicer of
                      All Certificates; Termination Upon Purchase
                      by the Master Servicer or Liquidation of

ARTICLE X      REMIC PROVISIONS

      Section  10.1 REMIC Administration.....................................59

      Section  10.2 Master Servicer; REMIC Administrator and
                      Trustee Indemnification................................59

      Section  10.3 Designation of REMICs....................................59

      Section  10.4 Distributions on the Uncertificated REMIC I and
                      REMIC II Regular Interests.............................60

      Section  10.5 Compliance with Withholding Requirements.................62

ARTICLE XI     MISCELLANEOUS PROVISIONS

      Section  11.7 Severability of Provisions.
                      (See Section 11.07 of the Standard Terms)..............64

      Section  11.8 Supplemental Provisions for Resecuritization.............64

      Section  11.9 Allocation of Voting Rights..............................64

      Section  11.10 No Petition.............................................64

                                          EXHIBITS

Exhibit One-I:    Mortgage Loan Schedule (Group I Loans)
Exhibit One-II:   Mortgage Loan Schedule (Group II Loans)
Exhibit One-III:  Mortgage Loan Schedule (Group III Loans)
Exhibit Two-I:    Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:   Schedule of Discount Fractions for Group II Loans and
                  Group III Loans
Exhibit Three:    Information to be Included in
                  Monthly Distribution Date Statement
Exhibit Four:     Standard Terms of Pooling and Servicing
                  Agreement Dated as of August 1, 2004

3

      This is a Series Supplement,  dated as of September 1, 2005 (the "Series Supplement"), to the Standard  Terms of Pooling and  Servicing  Agreement,  dated as of August 1, 2004 and attached as Exhibit  Four  hereto  (the  "Standard  Terms"  and,  together  with this Series
Supplement,  the  "Pooling and  Servicing  Agreement"  or  "Agreement"),  among  RESIDENTIAL
ACCREDIT LOANS,  INC., as the company  (together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together with its permitted  successors and assigns,  the "Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                   PRELIMINARY STATEMENT:

      The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the  "Certificates"),  to be issued hereunder in multiple classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage Loans
(as defined herein.  As provided herein,  the REMIC  Administrator  will make an election to treat the entire  segregated  pool of assets  described in the definition of Trust Fund, and subject to this Agreement  (including  the Mortgage  Loans),  as three real estate  mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

      The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full herein.  If any term or provision  contained herein shall conflict with or be inconsistent  with any provision  contained in the Standard  Terms,  the terms and  provisions of this Series  Supplement  shall govern.  All  capitalized  terms not otherwise  defined  herein  shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

      The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate
Initial Certificate  Principal Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

Designation Pass-Through Aggregate      Features(1)       Maturity      Fitch/      Minimum
               Rate       Initial                           Date      Moody's/S&P Denomina-
                        Certificate                                                  tions(2)
                         Principal
                          Balance
-----------  ------     ------------  ------------------  --------    ----------  --------------
   I-A-1      5.25%                    Senior/Fixed Rate  September   AAA/Aaa/NA     $25,000.00
                         125,510,000.00                   25, 2020
  II-A-1      6.00%                   Senior/Fixed Rate   September   AAA/NA/AAA     $25,000.00
                        115,613,000.00                    25, 2035
  III-A-1     6.00%                     Senior/Super      September   AAA/NA/AAA     $25,000.00
                        220,000,000.00 Senior/Fixed Rate 25, 2035
  III-A-2     6.00%                    Senior/Senior      September   AAA/NA/AAA     $25,000.00
                         10,000,000.00 Support/Fixed Rate   25, 2035
  III-A-3     6.00%                  Senior/Fixed Rate    September   AAA/NA/AAA     $25,000.00
                         104,601,000.00                   25, 2035
   I-A-P      0.00%                   Senior/Principal    September   AAA/Aaa/NA     $25,000.00
                         1,302,649.20       Only          25, 2020
   I-A-V    Variable          0.00    Senior//Interest    September   AAA/Aaa/NA  $2,000,000.00
            Rate(3)                  Only/Variable Rate   25, 2020
  II-A-P      0.00%                   Senior/Principal    September   AAA/NA/AAA     $25,000.00
                         7,998,673.73       Only          25, 2035
  II-A-V    Variable          0.00    Senior//Interest    September   AAA/NA/AAA  $2,000,000.00
            Rate(4)                  Only/Variable Rate   25, 2035
 Class R-I    5.25%       $100.00    Senior/Residual/FixedSeptember   AAA/Aaa/NA             75
                                            Rate          25, 2020
Class R-II    6.00%        $50.00    Senior/Residual/FixedSeptember   AAA/NA/AAA              5
                                            Rate          25, 2035
Class R-III   6.00%        $50.00    Senior/Residual/FixedSeptember   AAA/NA/AAA              5
                                            Rate          25, 2035
Class I-M-1   5.25%                   Mezzanine/Fixed     September    AA/NA/NA      $25,000.00
                         $2,881,400.00      Rate          25, 2020
Class I-M-2   5.25%      $327,400.00  Mezzanine/Fixed     September     A/NA/NA     $250,000.00
                                            Rate          25, 2020
Class I-M-3   5.25%      $392,900.00  Mezzanine/Fixed     September    BBB/NA/NA    $250,000.00
                                            Rate          25, 2020
   Class      6.00%                   Mezzanine/Fixed     September    NA/NA/AA      $25,000.00
  II-M-1                 $11,637,900.00     Rate          25, 2035
   Class      6.00%                   Mezzanine/Fixed     September     NA/NA/A     $250,000.00
  II-M-2                 $5,333,700.00      Rate          25, 2035
   Class      6.00%                   Mezzanine/Fixed     September    NA/NA/BBB    $250,000.00
  II-M-3                 $2,909,300.00      Rate          25, 2035
Class I-B-1   5.25%      $196,400.00 Subordinate/Fixed    September    BB/NA/NA               2
                                            Rate          25, 2020
Class I-B-2   5.25%      $130,900.00 Subordinate/Fixed    September     B/NA/NA               2
                                            Rate          25, 2020
Class I-B-3   5.25%      $196,455.55 Subordinate/Fixed    September    NA/NA/NA               2
                                            Rate          25, 2020
   Class      6.00%                  Subordinate/Fixed    September    NA/NA/BB     $250,000.00
  II-B-1                 $2,909,300.00      Rate          25, 2035
   Class      6.00%                  Subordinate/Fixed    September     NA/NA/B     $250,000.00
  II-B-2                 $2,182,000.00      Rate          25, 2035
   Class      6.00%                  Subordinate/Fixed    September    NA/NA/NA     $250,000.00
  II-B-3                 $1,697,095.41      Rate          25, 2035

-----------------------------
(1) The Certificates,  other than the Class B and Class R Certificates,  shall be Book-Entry
Certificates.  The  Class B and  Class R  Certificates  shall be  delivered  to the  holders thereof in physical form.

(2) The  Certificates,  other than the Class R  Certificates,  shall be  issuable in minimum dollar  denominations  as  indicated  above (by  Certificate  Principal  Balance or Notional
Amount,  as  applicable)  and  integral  multiples of $1 (or $1,000 in the case of the Class
I-A-P, Class II-A-P,  Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1,  Class II-B-2 and
Class II-B-3  Certificates)  in excess  thereof,  except that one  Certificate of any of the
Class I-A-P,  Class II-A-P,  Class I-B-1,  Class I-B-2,  Class I-B-3,  Class  II-B-1,  Class
II-B-2 and Class  II-B-3  Certificates  that  contain an uneven  multiple of $1,000 shall be issued in a  denomination  equal to the sum of the related  minimum  denomination  set forth above (or in the case of the Class  I-B-1,  Class  I-B-2 and  Class  I-B-3  Certificates  in
minimum original  denominations equal to the initial  Certificate  Principal Balance of such
Certificate) and such uneven multiple for such Class or the sum of such  denomination and an integral multiple of $1,000.

(3) The initial Pass-Through Rate on the Class I-A-V Certificates is 0.3245%.
(4) The initial Pass-Through Rate on the Class II-A-V Certificates is 0.3226%.
(5) Each class of the Class R  Certificates  shall be issuable in minimum  denominations  of not less than a 20% Percentage Interest;  provided, however, that one Class R Certificate of each Class will be issuable  to  Residential  Funding as "tax  matters  person"  pursuant to
Section  10.01(c) and (e) in a minimum  denomination  representing a Percentage  Interest of

      The Group I Loans  have an  aggregate  principal  balance  as of the  Cut-off  Date of
$130,938,204.75.  The Group II Loans have an aggregate  principal  balance as of the Cut-off
Date of  $123,586,657.14.  The Group III Loans have an aggregate principal balance as of the
Cut-off Date of  $361,295,412.00.  The  combined  Group II Loans and Group III Loans have an aggregate principal balance as of the Cut-off Date of $484,882,069.14.
--------------------------------------------------------------------------------------------

      In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

                                         ARTICLE I

                                        DEFINITIONS

Section  1.1      Definitions.

      Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class or Subclass of  Certificates  (other than any Principal Only  Certificates),  interest accrued during the related Interest Accrual Period at the related  Pass-Through  Rate on the
Certificate  Principal  Balance  or  Notional  Amount  thereof  immediately  prior  to  such
Distribution  Date.  Accrued  Certificate  Interest  will be  calculated  on the  basis of a
360-day year,  consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

      (i)   Prepayment  Interest  Shortfalls on all Mortgage Loans in the related Loan Group
            (to the extent not offset by the Master  Servicer with a payment of Compensating
            Interest as provided in Section 4.01),

      (ii)  the interest  portion  (adjusted  to the Net Mortgage  Rate (or the Modified Net
            Mortgage Rate in the case of a Modified  Mortgage  Loan)) of Realized  Losses on all Mortgage  Loans in the related Loan Group  (including  Excess Special Hazard
            Losses,  Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses)
            not allocated  solely to one or more specific  Classes of Certificates  pursuant to Section 4.05,

      (iii) the interest  portion of Advances that were (A) previously  made with respect to a Mortgage  Loan or REO  Property  on the  Mortgage  Loans in the  related  Loan
            Group,  which  remained  unreimbursed  following  the  Cash  Liquidation  or REO
            Disposition  of such  Mortgage Loan or REO Property and (B) made with respect to delinquencies  that  were  ultimately  determined  to be Excess  Special  Hazard
            Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses
            on the Mortgage  Loans in the related Loan Group and were not  allocated  solely to one or more specific Classes of Certificates pursuant to Section 4.05, and

      (iv)  any other interest  shortfalls not covered by the subordination  provided by the related Class M Certificates  and related Class B Certificates,  including  interest that is not collectible from the Mortgagor  pursuant to the  Servicemembers
            Civil Relief Act, as amended,  or similar  legislation  or  regulations as in effect from time to time, all allocated as described below.

The Class I-A  Percentage  of these  reductions  with  respect  to the Group I Loans will be allocated among the Holders of the Group I Senior  Certificates,  other than the Class I-A-P
Certificates,  in proportion to the amounts of Accrued Certificate  Interest that would have been payable to those  Certificates  from the Group I Loans on that Distribution Date absent such  reductions.  The Class II-A  Percentage of these  reductions with respect to the Group
II Loans  will be  allocated  among the  Holders  of the Group II  Senior  Certificates,  in
proportion  to the amounts of Accrued  Certificate  Interest that would have been payable to those  Certificates  from  the  Group  II  Loans  on  that  Distribution  Date  absent  such reductions.  The Class III-A  Percentage of these  reductions  with respect to the Group III
Loans  will be  allocated  among  the  Holders  of the  Group III  Senior  Certificates,  in
proportion  to the amounts of Accrued  Certificate  Interest that would have been payable to those  Certificates  from  the  Group  III  Loans  on that  Distribution  Date  absent  such reductions.  The remainder of these  reductions  will be allocated  among the Holders of the related  Class M  Certificates  and the related  Class B  Certificates  in proportion to the respective  amounts of Accrued  Certificate  Interest  that would have been  payable on that distribution  date  absent  these  reductions.  In  the  case  of  each  class  of  Class  M
Certificates and Class B Certificates,  Accrued  Certificate  Interest on that class will be further  reduced by the interest  portion  (adjusted  to the Net Mortgage  Rate) of Realized
Losses  that are  allocated  solely to such Class of Class M  Certificates  or such Class of
Class B in  Certificates  pursuant to Section  4.05.  Accrued  Certificate  Interest on each
Class of  Certificates  is  calculated  on the basis of a 360-day year  consisting of twelve
30-day months

      Aggregate Available  Distribution Amount: With respect to a Distribution Date, the sum of the  Available  Distribution  Amounts  for both Loan Group II and Loan Group III for such
Distribution Date.

      Aggregate Senior Interest  Distribution  Amount:  With respect to a Distribution Date, the sum of the Senior  Interest  Distribution  Amounts for both Loan Group II and Loan Group
III for such Distribution Date.

      Aggregate Senior Principal  Distribution  Amount: With respect to a Distribution Date, the sum of the Senior Principal  Distribution  Amounts for both Loan Group II and Loan Group
III for such Distribution Date.

      Available  Distribution  Amount:  As to any Distribution  Date and each Loan Group, an amount equal to (a) the sum of (i) the amount  relating to the Mortgage  Loans on deposit in
the  Custodial   Account  as  of  the  close  of  business  on  the  immediately   preceding
Determination  Date,  including  any  Subsequent  Recoveries,  and amounts  deposited in the
Custodial  Account in connection  with the  substitution  of Qualified  Substitute  Mortgage
Loans, (ii) the amount of any Advance made on the immediately  preceding Certificate Account
Deposit  Date,  (iii)  any  amount  deposited  in the  Certificate  Account  on the  related
Certificate  Account Deposit Date pursuant to the second paragraph of Section 3.12(a),  (iv)
any amount  deposited in the  Certificate  Account  pursuant to Section 4.07, (v) any amount that the Master  Servicer is not  permitted to withdraw  from the  Custodial  Account or the
Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution  Date and (vii) the  proceeds of any  Pledged  Assets  received  by the  Master  Servicer  and any  additional  amounts to be included  with respect to such Loan Group  pursuant to Section  4.02(i),  reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (w)
aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution,  and (y) amounts permitted to be withdrawn by the Master  Servicer from the  Custodial  Account in respect of the Mortgage Loans in the related Loan Group  pursuant to clauses  (ii)-(x),  inclusive,  of
Section 3.10(a).

      Bankruptcy  Amount:  With  respect to each Loan Group as of any date of  determination prior to the first  anniversary of the Cut-off Date, an amount equal to the excess,  if any, of (A)  $150,000,  in the case of Loan Group I, and  $170,255,  in the case of Loan Group II and Loan Group III in the  aggregate,  over (B) the aggregate  amount of  Bankruptcy  Losses allocated solely to one or more specific Classes of Certificates in the related  Certificate
Group  in  accordance  with  Section  4.05  of this  Series  Supplement.  As of any  date of determination on or after the first  anniversary of the Cut-off Date, an amount equal to the excess, if any, of

            (1) the lesser of (a) the related  Bankruptcy  Amount calculated as of the close of business on the Business Day immediately  preceding the most recent  anniversary of the Cut-off Date coinciding with or preceding such date of determination  (or, if such date of  determination  is an  anniversary  of the  Cut-off  Date,  the  Business  Day immediately  preceding such date of  determination)  (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                  (A)   (i) if the aggregate principal balance of the Non-Primary  Residence
            Loans in the related Loan Group as of the Relevant  Anniversary is less than 10%
            of the Stated Principal  Balance of the Mortgage Loans in the related Loan Group as of the  Relevant  Anniversary,  $0.00,  or  (ii) if the  aggregate  principal balance of the  Non-Primary  Residence Loans in the related Loan Group as of the
            Relevant  Anniversary  is equal to or greater  than 10% of the Stated  Principal
            Balance of the  Mortgage  Loans in the  related  Loan  Group as of the  Relevant
            Anniversary,  the sum of (I) the aggregate  principal balance of the Non-Primary
            Residence Loans in the related Loan Group with a Loan-to-Value  Ratio of greater than 80.00% but less than or equal to 90.00% (other than  Additional  Collateral
            Loans),  times 0.25%,  (II) the aggregate  principal  balance of the Non-Primary
            Residence Loans in the related Loan Group with a Loan-to-Value  Ratio of greater than 90.00% but less than or equal to 95.00% (other than  Additional  Collateral
            Loans),   times  0.50%,  and  (III)  the  aggregate  principal  balance  of  the
            Non-Primary  Residence  Loans in the  related  Loan Group  with a  Loan-to-Value
            Ratio of greater  than 95.00%  (other than  Additional  Collateral  Loans) times
            0.75%, in each case as of the Relevant Anniversary; and

                  (B)   the  greater  of (i)  the  product  of (x) an  amount  equal  to the largest difference in the related Monthly Payment for any Non-Primary  Residence
            Loan  remaining  in the related  Loan Group  (other than  Additional  Collateral
            Loans)  which had an original  Loan-to-Value  Ratio of 80% or greater that would result  if the Net  Mortgage  Rate  thereof  was equal to the  weighted  average
            (based on the principal  balance of the Mortgage Loans in the related Loan Group as of the Relevant  Anniversary) of the Net Mortgage Rates of all Mortgage Loans
            in the related Loan Group as of the Relevant  Anniversary  less 1.25% per annum,
            (y) a number  equal to the  weighted  average  remaining  term to  maturity,  in months,  of all Non-Primary  Residence Loans remaining in the related Loan Group as of the Relevant  Anniversary,  and (z) one plus the quotient of the number of all  Non-Primary  Residence Loans remaining in the related Loan Group divided by the total number of  Outstanding  Mortgage Loans in the related Loan Group as of the Relevant Anniversary, and (ii) $50,000,

            over (2) the  aggregate  amount of  Bankruptcy  Losses on Mortgage  Loans in the related  Loan  Group  allocated  solely to one or more  specific  Classes  of  related
      Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The  Bankruptcy  Amount  for each Loan  Group may be  further  reduced  by the  Master
Servicer  (including  accelerating  the manner in which such  coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written confirmation from each Rating  Agency  that such  reduction  shall not reduce the rating  assigned to any
Class of related  Certificates  by such Rating  Agency  below the lower of the  then-current rating or the rating  assigned to such  Certificates  as of the Closing  Date by such Rating
Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Capitalization  Reimbursement  Amount:  As to any Distribution Date and Loan Group the
amount of Advances or Servicing  Advances that were added to the Stated Principal Balance of the Mortgage  Loans in such Loan Group during the prior calendar month and reimbursed to the
Master  Servicer or  Subservicer on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the related  Capitalization  Reimbursement  Shortfall  Amount  remaining unreimbursed  from any prior  Distribution  Date and  reimbursed  to the Master  Servicer or
Subservicer on or prior to such Distribution Date.

      Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution Date and Loan
Group, the amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans in such Loan Group during the preceding  calendar  month  exceeds the amount of principal  payments on the Mortgage  Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

      Certificate:  Any Class I-A-1,  Class II-A-1,  Class  III-A-1,  Class  III-A-2,  Class
III-A-3,  Class I-A-V, Class I-A-P,  Class II-A-1,  Class II-A-V,  Class II-A-P,  Class R-I,
Class R-II, Class R-III, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1,  Class II-M-2,
Class II-M-3,  Class I-B-1, Class I-B-2,  Class I-B-3, Class II-B-1,  Class II-B-2 and Class
II-B-3 Certificates.

      Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section  4.01 of the  Standard  Terms,  which shall be entitled  "Deutsche  Bank
Trust Company  Americas,  as trustee,  in trust for the  registered  holders of  Residential
Accredit Loans, Inc., Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2005-QS14"
and which must be an Eligible Account.

      Certificate  Group:  With  respect to (i) Loan Group I, the Group I Senior,  Class I-M and Class I-B  Certificates;  (ii) Loan  Group II, the Group II Senior  Certificates;  (iii)
Loan Group III, the Group III Senior  Certificates and (iv) Loan Group II and Loan Group III
in the aggregate,  the Group II Senior,  Group III Senior, Class II-A-P, Class II-A-V, Class
II-M and Class II-B Certificates.

      Certificate Policy:  None.

      Certificate  Principal  Balance:  With  respect to each  Certificate  (other  than any
Interest Only Certificate), on any date of determination, an amount equal to:

      (i)   the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof, plus

      (ii)  any Subsequent  Recoveries  added to the Certificate  Principal  Balance of such
            Certificate pursuant to Section 4.02, minus
      (iii) the sum of (x) the aggregate of all amounts previously  distributed with respect to such  Certificate (or any predecessor  Certificate) and applied to reduce the
            Certificate  Principal  Balance thereof  pursuant to Section 4.02(a) and (y) the aggregate of all  reductions in  Certificate  Principal  Balance  deemed to have occurred in connection with Realized  Losses which were previously  allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided,  that the  Certificate  Principal  Balance  of each  Certificate  of the  Class of
Subordinate  Certificates  with the  Lowest  Priority  at any given  time  shall be  further reduced  by an amount  equal to the  Percentage  Interest  represented  by such  Certificate multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal Balance of all Classes of Certificates in the related  Certificate  Group then  outstanding over (B)
the then aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group.

      Class  A-P  Collection  Shortfall:  With  respect  to  the  Cash  Liquidation  or  REO
Disposition  of a Discount  Mortgage  Loan, any  Distribution  Date and any Loan Group,  the
extent to which  the  amount  described  in clause  (C)(1)  of the  definition  of Class A-P
Principal  Distribution  Amount  for such Loan Group is less than the  amount  described  in clause (C)(2) of such definition.

      Class A-P Principal  Distribution  Amount:  With respect to any Distribution  Date and
Loan Group an amount equal to the aggregate of:

            (A)   the related  Discount  Fraction of the  principal  portion of each Monthly
      Payment  on each  Discount  Mortgage  Loan in the  related  Loan  Group due during the related Due Period,  whether or not received on or prior to the related  Determination
      Date,  minus the  Discount  Fraction  of the  principal  portion of any  related  Debt
      Service  Reduction which together with other Bankruptcy  Losses exceeds the Bankruptcy
      Amount;

            (B)   the related Discount  Fraction of the principal portion of all unscheduled collections on each Discount  Mortgage Loan in the related Loan Group received  during the preceding calendar month or, in the case of Principal  Prepayments in Full, during the related  Prepayment  Period (other than amounts received in connection with a Cash
      Liquidation  or REO  Disposition  of a Discount  Mortgage Loan described in clause (C)
      below), including Principal Prepayments in Full,  Curtailments,  Subsequent Recoveries
      and  repurchases  (including  deemed  repurchases  under Section  3.07(b)) of Discount
      Mortgage  Loan in the  related  Loan Group  (or,  in the case of a  substitution  of a
      Deleted Mortgage Loan in the related Loan Group,  the Discount  Fraction of the amount of  any  shortfall  deposited  in  the  Custodial  Account  in  connection  with  such substitution);

            (C)   in connection  with the Cash  Liquidation or REO Disposition of a Discount
      Mortgage  Loan in the related Loan Group that occurred  during the preceding  calendar month (or was deemed to have occurred  during such period in  accordance  with Section
      3.07(b))  that did not  result in any  Excess  Special  Hazard  Losses,  Excess  Fraud
      Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses,  an amount equal to the lesser of (1) the  applicable  Discount  Fraction of the Stated  Principal  Balance of
      such Discount  Mortgage Loan immediately  prior to such  Distribution Date and (2) the aggregate  amount of the  collections  on such Mortgage Loan to the extent  applied as recoveries of principal;

            (D)   any amounts  allocable to principal  for any  previous  Distribution  Date
      (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

            (E)   the amount of any Class A-P Collection  Shortfalls  for such  Distribution
      Date and Loan Group and the  amount of any Class A-P  Collection  Shortfalls  for such
      Loan Group  remaining  unpaid for all  previous  Distribution  Dates,  but only to the extent of the Eligible Funds for such Distribution Date; minus

            (F)   the  related  Discount  Fraction  of the  portion  of  the  Capitalization
      Reimbursement  Amount for the related Loan Group for such  Distribution  Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

      Notwithstanding the foregoing,  with respect to any Distribution Date on and after the
Credit Support Depletion Date, the Class A-P Principal  Distribution Amount for a Loan Group
shall equal the excess of (i) the sum of (a) the related Discount  Fraction of the principal portion of each Monthly  Payment on each  Discount  Mortgage  Loan in the related Loan Group received or advanced prior to the related Determination Date and not previously  distributed minus the Discount  Fraction of the principal  portion of any related Debt Service Reduction which  together  with other  Bankruptcy  Losses  exceeds the  Bankruptcy  Amount and (b) the aggregate  amount  calculated  pursuant  to  clauses  (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

      Class A-P Certificates:  The Class I-A-P  Certificates and Class II-A-P  Certificates,
which  relate to and are payable from the Group I Loans and the Group II Loans and Group III
Loans, respectively.

      Class A-V Certificates:  The Class I-A-V  Certificates and Class II-A-V  Certificates,
which  relate to and are payable from the Group I Loans and the Group II Loans and Group III
Loans, respectively.

      Class B Certificates:  The Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1,  Class
II-B-2  and  Class  II-B-3  Certificates.  The Class  I-B-1,  Class  I-B-2  and Class  I-B-3
Certificates  relate to and are  payable  from the Group I Loans.  The Class  II-B-1,  Class
II-B-2 and Class II-B-3  Certificates  relate to and are payable from the Group II Loans and the Group III Loans.

      Class M Certificates:  The Class I-M-1, Class I-M-2, Class I-M-3  Certificates,  which relate to and are payable  from the Group I Loans,  and the Class  II-M-1,  Class II-M-2 and
Class II-M-3  Certificates,  which relate to and are payable from the Group II Loans and the
Group III Loans.

      Class  R  Certificate:  Any  one  of  the  Class  R-I,  Class  R-II  and  Class  R-III
Certificates.

      Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form annexed to the
Standard Terms as Exhibit D and evidencing an interest  designated as a "residual  interest"
in REMIC I for purposes of the REMIC Provisions.

      Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and authenticated by the Certificate Registrar  substantially in the form annexed to the  Standard  Terms as Exhibit D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

      Class  R-III  Certificate:  Any one of the Class  R-III  Certificates  executed by the
Trustee and authenticated by the Certificate Registrar  substantially in the form annexed to the  Standard  Terms as Exhibit D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC III for purposes of the REMIC Provisions.

      Class I-A Percentage:  With respect to any  Distribution  Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate Certificate
Principal  Balance  of  the  Group  I  Senior  Certificates,  other  than  the  Class  I-A-P
Certificates,  immediately  prior to that  Distribution Date and the denominator of which is the  aggregate  Stated  Principal  Balance  of all of the  Mortgage  Loans (or  related  REO
Properties)  in Loan Group I, other than the  Discount  Fraction  of the  Discount  Mortgage
Loans in Loan Group I, immediately prior to that Distribution Date.

      Class I-M Certificates: The Class I-M-1, Class I-M-2 and Class I-M-3 Certificates.

      Class II-A  Percentage:  With respect to any  Distribution  Date, the percentage equal to lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Group II Senior  Certificates,  immediately prior to that  Distribution  Date and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the Mortgage  Loans (or related REO  Properties)  in Loan Group
II,  other than the  Discount  Fraction  of the  Discount  Mortgage  Loans in Loan Group II,
immediately prior to that Distribution Date.

      Class III-A  Percentage-With  respect to any Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate Certificate
Principal  Balance  of  the  Group  III  Senior  Certificates   immediately  prior  to  that
Distribution  Date and the denominator of which is the aggregate Stated Principal Balance of all of the  Mortgage  Loans (or related REO  Properties)  in Loan Group III,  other than the
Discount  Fraction of the Discount  Mortgage Loans in Loan Group III,  immediately  prior to that Distribution Date.

      Class II-M Certificates: The Class II-M-1, Class II-M-2 and Class II-M-3 Certificates.

      Closing Date:  September 29, 2005.

      Compensating  Interest:  With respect to any Distribution  Date and each Loan Group an amount equal to Prepayment Interest Shortfalls resulting from Principal  Prepayments in Full during the related  Prepayment  Period and Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for the such Loan Group on such Distribution
Date,  but not more than the lesser of (a)  one-twelfth  of 0.125% of the  aggregate  Stated
Principal  Balance of the  Mortgage  Loans in the related Loan Group  immediately  preceding such  Distribution  Date and (b) the sum of the  Servicing  Fee and all  income  and gain on amounts  held in the  Custodial  Account  and the  Certificate  Account  and  payable to the
Certificateholders  with  respect to the  Mortgage  Loans in the related Loan Group and such
Distribution  Date;  provided  that  for  purposes  of this  definition  the  amount  of the
Servicing  Fee will not be reduced  pursuant  to Section  7.02(a)  except as may be required pursuant to the last sentence of such Section.

      Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time its  corporate  trust  business  with  respect to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at
1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,  Attention:  Residential
Funding Corporation Series 2005-QS14.

      Credit Support  Depletion Date:  With respect to Loan Group I, the first  Distribution
Date on which the Certificate  Principal Balances of the Class I-M, Class I-B-1, Class I-B-2
and Class I-B-3  Certificates  have been reduced to zero.  With respect to Loan Group II and
Loan Group III, the first  Distribution Date on which the Certificate  Principal Balances of the Class II-M, Class II-B-1,  Class II-B-2 and Class II-B-3  Certificates have been reduced to zero.

      Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

      Cut-off Date:  September 1, 2005.

      Determination  Date:  With respect to any  Distribution  Date, the second Business Day prior to each Distribution Date.

      Discount  Net  Mortgage  Rate:  With  respect to Loan  Group I, 5.25% per annum.  With respect to Loan Group II and Loan Group III, 6.00% per annum.

      Due Period:  With respect to each Distribution  Date, the calendar month in which such
Distribution Date occurs.

      Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution the debt  obligations of which have been rated by each Rating Agency in its highest rating available,  or (ii) an account or accounts in a depository institution in which such accounts are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion of Counsel delivered  to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim  with  respect  to the funds in such  account  or a  perfected  first  security interest against any collateral (which shall be limited to Permitted  Investments)  securing such  funds  that is  superior  to  claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the
Custodial Account, a trust account or accounts  maintained in the corporate trust department of U.S. Bank, National Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained in the corporate  trust  division of the Trustee,  or (v) an account or  accounts  of a  depository  institution  acceptable  to each  Rating  Agency (as evidenced  in writing by each Rating  Agency that use of any such  account as the  Custodial
Account or the  Certificate  Account  will not reduce  the rating  assigned  to any Class of
Certificates  by  such  Rating  Agency  below  the  then-current  rating  assigned  to  such
Certificates by such Rating Agency).

      Eligible  Funds:  With  respect to any  Distribution  Date and Loan  Group,  an amount equal to the  excess of (a) the  Available  Distribution  Amount  for such Loan Group or the
Aggregate  Available  Distribution  Amount,  as  applicable,  over  (b)  the  sum of (i) the aggregate amount of Accrued  Certificate  Interest on the related Senior Certificates or the
Aggregate  Senior  Interest  Distribution  Amount,  as  applicable,  (ii) the related Senior
Principal  Distribution  Amount  or  Aggregate  Senior  Principal  Distribution  Amount,  as
applicable,  (determined  without  regard to Section  4.02(a)(ii)(Y)(D)  hereof),  (iii) the related Class A-P Principal  Distribution  Amount for Loan Group I or both Loan Group II and
Loan Group III, as applicable  (determined without regard to clause (E) of the definition of
Class  A-P  Principal  Distribution  Amount)  and  (iv)  the  aggregate  amount  of  Accrued
Certificate  Interest on the Class I-M,  Class I-B-1 and Class  I-B-2  Certificates,  or the
Class II-M, Class II-B-1 and Class II-B-2 Certificates, as applicable.

   Excess  Subordinate  Principal  Amount:  With respect to any  Distribution  Date on which the aggregate Certificate Principal Balance of the Class of Subordinate  Certificates in the
Certificate  Group related to a Loan Group then  outstanding  with the Lowest Priority is to be  reduced  to zero and on which  Realized  Losses  are to be  allocated  to such  Class or
Classes,  the excess,  if any, of (i) the amount that would  otherwise be  distributable  in respect of  principal on such class or classes of  Certificates  on such  Distribution  Date over (ii) the excess, if any, of the aggregate  Certificate  Principal Balance of such Class or Classes of Certificates  immediately  prior to such  Distribution Date over the aggregate amount  of  Realized  Losses  to be  allocated  to  such  Classes  of  Certificates  on such
Distribution  Date as  reduced  by any  amount  calculated  with  respect to that Loan Group pursuant to clause (E) of the  definition of Class A-P Principal  Distribution  Amount.  The
Excess  Subordinate  Principal  Amount will be allocated  between the Loan Group II and Loan
Group  III on a pro rata  basis in  accordance  with the  amount of  Realized  Losses on the
Mortgage Loans in each Loan Group allocated to the Certificates on that Distribution Date.

      Fraud Loss  Amount:  With  respect to each Loan Group as of any date of  determination after the  Cut-off  Date,  an amount  equal to:  (X) prior to the first  anniversary  of the
Cut-off  Date an amount  equal to 2.25% (in the case of Group I Loans) or 2.00% (in the case of Group II Loans and  Group III Loans  combined)  of the  aggregate  outstanding  principal balance of the  Mortgage  Loans in the  related  Loan Group or Loan Groups as of the Cut-off
Date minus the  aggregate  amount of Fraud Losses  allocated  solely to one or more specific
Classes of related  Certificates in accordance  with Section 4.05 of this Series  Supplement since the  Cut-off  Date up to such date of  determination,  (Y) from the first to,  but not including,  the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of
(a) the  Fraud  Loss  Amount  for such  Loan  Group  or Loan  Groups  as of the most  recent anniversary  of the  Cut-off  Date and (b) 1.50% (in the case of Group I Loans) or 1.00% (in the case of Group II Loans  and  Group  III Loans  combined)  of the  aggregate  outstanding principal  balance of all of the Mortgage  Loans in the related Loan Group or Loan Groups as of the most recent  anniversary of the Cut-off Date minus (2) the aggregate  amount of Fraud
Losses  allocated  solely  to one or  more  specific  Classes  of  related  Certificates  in accordance  with  Section 4.05 since the most recent  anniversary  of the Cut-off Date up to such  date of  determination,  and (Z) from the  second  to,  but not  including,  the fifth anniversary  of the Cut-off  Date,  an amount  equal to (1) the lesser of (a) the Fraud Loss
Amount for the related  Loan Group or Loan Groups as of the most recent  anniversary  of the
Cut-off  Date and (b) 1.00% of the  aggregate  outstanding  principal  balance of all of the
Mortgage  Loans in the related  Loan Group or Loan Groups as of the most recent  anniversary of the Cut-off  Date minus (2) the  aggregate  amount of Fraud  Losses for the related  Loan
Group or Loan Groups  allocated  solely to one or more specific  Classes of  Certificates in accordance  with  Section 4.05 since the most recent  anniversary  of the Cut-off Date up to such date of  determination.  On and after the fifth  anniversary  of the Cut-off Date,  the
Fraud Loss Amount for such Loan Group or Loan Groups shall be zero.

      The Fraud Loss Amount for a Loan Group may be further  reduced by the Master  Servicer
(including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each
Rating  Agency  that such  reduction  shall not reduce the rating  assigned  to any Class of related  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

      Group I Loans:  The Mortgage Loans designated on the Mortgage Loan Schedule as Group I
Loans.

      Group II Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule as Group
II Loans.

      Group III Loans:  The Mortgage Loans designated on the Mortgage Loan Schedule as Group
III Loans.

      Group I Senior  Certificates:  The Class I-A-1, Class I-A-V, Class I-A-P and Class R-I
Certificates, which relate to and are payable from the Group I Loans.

      Group  II  Senior  Certificates:   The  Class  II-A-1,  Class  R-II  and  Class  R-III
Certificates, which relate to and are payable from the Group II Loans.

      Group III Senior  Certificates:  The Class  III-A-1,  Class  III-A-2 and Class III-A-3
Certificates, which relate to and are payable from the Group III Loans.

      Highest Priority:  As of any date of determination,  the Class of related  Subordinate
Certificates  then outstanding with a Certificate  Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a),  in the following order: (a)
for the Subordinate  Certificates  related to Loan Group I, Class I-M-1,  Class I-M-2, Class
I-M-3,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  and (b) for the Subordinate
Certificates  related to Loan  Group II and Loan Group III  combined,  Class  II-M-1,  Class
II-M-2, Class II-M-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates.

      Initial   Monthly  Payment  Fund:   $25,998.43,   representing   scheduled   principal
amortization  and  interest at the Net  Mortgage  Rate  payable  during the October 2005 Due
Period,  for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

      Initial Notional Amount: With respect to the Class I-A-V  Certificates,  the aggregate
Cut-off  Date  Principal  Balance of the Group I Loans and with  respect to the Class II-A-V
Certificates,  the aggregate  Cut-off Date Principal Balance of the Group II Loans and Group
III Loans.  With respect to any Subclass issued pursuant to Section  5.01(c),  the aggregate
Stated  Principal  Balance of the Mortgage  Loans  corresponding  to such Subclass as of the
Cut-Off Date.

      Initial  Subordinate  Class  Percentage:   With  respect  to  each  Class  of  related
Subordinate  Certificates,  an amount  which is equal to the initial  aggregate  Certificate
Principal  Balance  of  such  related  Class  of  Subordinate  Certificates  divided  by the aggregate  Stated  Principal  Balance of all the Mortgage Loans in the related Loan Group or
Loan Groups as of the Cut-off Date as follows:

      Class I-M-1:  2.20%           Class I-B-1:  0.15%
      Class I-M-2:  0.25%           Class I-B-2:  0.15%
      Class I-M-3:  0.30%           Class I-B-3:  0.10%

      Class II-M-1:  2.40%          Class II-B-1:  0.60%
      Class II-M-2:  1.10%          Class II-B-2:  0.45%
      Class II-M-3:  0.60%          Class II-B-3:  0.35%

      Interest  Accrual  Period:  With  respect  to  any  Class  of  Certificates,  and  any
Distribution  Date, the calendar month preceding the month in which such  Distribution  Date occurs.

      Interest Only  Certificates:  Any one of the Class I-A-V Certificates and Class II-A-V
Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

      Loan Group:  Any of Loan Group I, Loan Group II or Loan Group III.

      Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

      Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

      Loan Group III:  The group of Mortgage Loans comprised of the Group III Loans.

      Lower  Priority:  As of any  date  of  determination  and  any  Class  of  Subordinate
Certificates,  any other Class of related  Subordinate  Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

      Lowest Priority:  As of any date of  determination,  the Class of related  Subordinate
Certificates  then outstanding with a Certificate  Principal Balance greater than zero, with the latest priority for payments  pursuant to Section  4.02(a),  in the following order: (a)
for the Subordinate  Certificates  related to Loan Group I, Class I-B-3,  Class I-B-2, Class
I-B-1,  Class I-M-3,  Class I-M-2 and Class I-M-1  Certificates  and (b) for the Subordinate
Certificates  related to Loan Group II and Loan Group III, Class II-B-3, Class II-B-2, Class
II-B-1, Class II-M-3, Class II-M-2 and Class II-M-1 Certificates .

      Maturity Date: With respect to  Certificates in the Certificate  Group related to Loan
Group I,  September  25,  2020,  the  Distribution  Date  immediately  following  the latest scheduled  maturity date of any Mortgage Loan in Loan Group I. With respect to  Certificates in the  Certificate  Group related to Loan Group II and Loan Group III  combined,  September
25, 2035, the Distribution Date immediately  following the latest scheduled maturity date of any Mortgage Loan in Loan Group II and Loan Group III.

      Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit  One-I (with  respect to Loan Group I),  Exhibit  One-II (with respect to Loan Group
II) and Exhibit  One-III  (with  respect to Loan Group III) (in each case,  as amended  from time to time to reflect the addition of Qualified  Substitute Mortgage Loans), which list or lists shall set forth the  following  information  as to each  Mortgage  Loan in the related
Loan Group:

(i)   the Mortgage Loan identifying number ("RFC LOAN #");

(ii)  the maturity of the Mortgage Note ("MATURITY DATE");

(iii) the Mortgage Rate ("ORIG RATE");

(iv)  the Subservicer pass-through rate ("CURR NET");

(v)   the Net Mortgage Rate ("NET MTG RT");

(vi)  the Pool Strip Rate ("STRIP");

(vii) the initial  scheduled monthly payment of principal,  if any, and interest  ("ORIGINAL
               P & I");

(viii)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)  the Loan-to-Value Ratio at origination ("LTV");

(x)   the rate at which  the  Subservicing  Fee  accrues  ("SUBSERV  FEE")  and at which the
               Servicing Fee accrues ("MSTR SERV FEE");

(xi)  a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
               Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such  schedule  may  consist of  multiple  reports  that  collectively  set forth all of the information required.

      Notional  Amount:  As of any  Distribution  Date,  (i) with respect to any Class I-A-V
Certificates or Subclass  thereof issued pursuant to Section  5.01(c),  the aggregate Stated
Principal Balance of the Group I Loans  corresponding to the Uncertificated  Class A-V REMIC
Regular Interests  represented by such Class or Subclass immediately prior to such date; and
(ii) with respect to any Class II-A-V  Certificates  or Subclass  thereof issued pursuant to
Section 5.01(c),  the aggregate Stated Principal Balance of the Group II Loans and Group III
Loans corresponding to the Uncertificated  Class A-V REMIC Regular Interests  represented by such Class or Subclass immediately prior to such date.

      Pass-Through Rate: With respect to the Senior  Certificates  (other than the Class A-V
Certificates and Class A-P Certificates),  Class M Certificates and Class B Certificates and
any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

      With  respect  to each  Class of  Class  A-V  Certificates  (other  than any  Subclass thereof) and any  Distribution  Date, a rate equal to the weighted  average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage Loans in the related Loan Group or Loan
Groups  as of the  Due  Date  in the  related  Due  Period,  weighted  on the  basis  of the respective  Stated  Principal  Balances  of such  Mortgage  Loans as of the day  immediately preceding such Distribution Date (or, with respect to the initial  Distribution Date, at the close of business on the Cut-off  Date).  With respect to the Class I-A-V  Certificates  and the Class II-A-V  Certificates and the initial  Distribution  Date the Pass-Through  Rate is equal to 0.3245%  and  0.3226%  per annum,  respectively.  With  respect to any  Subclass of
Class A-V  Certificates  and any  Distribution  Date, a rate equal to the weighted  average, expressed  as a  percentage,  of the Pool Strip Rates of all  Mortgage  Loans in the related
Loan  Group or Loan  Groups  corresponding  to the  Uncertificated  Class A-V REMIC  Regular
Interests  represented  by such  Subclass  as of the Due  Date in the  related  Due  Period, weighted on the basis of the respective Stated Principal  Balances of such Mortgage Loans as of the day  immediately  preceding  such  Distribution  Date (or with respect to the initial
Distribution  Date,  at  the  close  of  business  on  the  Cut-off  Date).  The  Class  A-P
Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

      Pool Strip Rate:  With respect to each  Mortgage  Loan in any Loan Group,  a per annum rate equal to the excess of (a) the Net  Mortgage  Rate of such  Mortgage  Loan over (b) the
Discount Net Mortgage Rate for such Loan Group (but not less than 0.00%) per annum.

      Permitted Investments:  One or more of the following:

(i)   obligations  of or  guaranteed  as to timely  payment of principal and interest by the
      United  States or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

(ii)  repurchase  agreements on  obligations  specified in clause (i) maturing not more than one  month  from  the  date  of  acquisition  thereof,  provided  that  the  unsecured short-term debt  obligations of the party agreeing to repurchase such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'
      acceptances  (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in
      United  States   dollars  of  any  U.S.   depository   institution  or  trust  company
      incorporated  under  the laws of the  United  States or any  state  thereof  or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term rating  available;  and,  provided  further  that,  if the  original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)  commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated  under  the laws of the  United  States or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short-term rating available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)   any mutual  fund,  money market  fund,  common  trust fund or other pooled  investment vehicle,  the  assets  of which  are  limited  to  instruments  that  otherwise  would constitute Permitted  Investments  hereunder and have been rated by each Rating Agency in its  highest  short-term  rating  available  (in the case of Standard & Poor's such rating  shall be either  AAAm or AAAm-G),  including  any such fund that is managed by the  Trustee or any  affiliate  of the  Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)  other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a
      Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency  (without  giving  effect to any  Certificate
      Policy (if any) in the case of Insured  Certificates  (if any)) below the then-current rating, as evidenced in writing;

      provided,  however,  that  no  instrument  shall  be  a  Permitted  Investment  if  it represents,  either (1) the right to receive  only  interest  payments  with  respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments derived from obligations  underlying such instrument and the principal and interest payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References herein to the highest rating available  on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and
Fitch and Aaa in the case of Moody's,  and for purposes of this  Agreement,  any  references herein to the highest rating  available on unsecured  commercial  paper and short-term  debt obligations shall mean the following:  A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted Investment that is a  short-term  debt  obligation  rated A-1 by  Standard & Poor's  must  satisfy  the following  additional  conditions:  (i) the total  amount of debt from A-1  issuers  must be limited to the  investment  of monthly  principal  and  interest  payments  (assuming  fully amortizing  collateral);  (ii) the total amount of A-1  investments  must not represent more than 20% of the aggregate outstanding  Certificate Principal Balance of the Certificates and
each  investment  must not  mature  beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal  due at maturity that cannot vary;  and (iv)
if the investments may be liquidated  prior to their maturity or are being relied on to meet a certain yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

      Prepayment  Assumption:  With respect to each Loan Group, the prepayment assumption to be used for  determining  the  accrual of  original  issue  discount  and premium and market discount on the  related  Certificates  for federal  income tax  purposes,  which  assumes a constant  prepayment rate of 10.0% per annum of the then  outstanding  principal  balance of the  related  Mortgage  Loans in the first month of the life of such  Mortgage  Loans and an additional  approximately  1.090909091% per annum in each month thereafter until the twelfth month,  and beginning in the twelfth month and in each month  thereafter  during the life of the related Mortgage Loans, a constant prepayment rate of 20.0% per annum.

      Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates in the Certificate  Group for Loan Group I and Loan Group
II and Loan Group III combined,  under the  applicable  circumstances  set forth below,  the respective percentages set forth below:

      (i)   For any  Distribution  Date  prior  to the  Distribution  Date in  October  2010
            (unless the Certificate  Principal  Balances of the related Senior  Certificates
            (other than the related Class A-P Certificates), have been reduced to zero), 0%.

      (ii)  For any  Distribution  Date not discussed in clause (i) above on which any Class of related Subordinate Certificates are outstanding:

                  (a)   in the case of the Class of related  Subordinate  Certificates  then outstanding  with the  Highest  Priority  and each  other  Class of  Subordinate
            Certificates  for which the  related  Prepayment  Distribution  Trigger has been satisfied, a fraction,  expressed as a percentage, the numerator of which is the
            Certificate  Principal  Balance of such Class immediately prior to such date and the  denominator  of  which  is the sum of the  Certificate  Principal  Balances immediately  prior  to  such  date  of (1)  the  Class  of  related  Subordinate
            Certificates  then  outstanding  with the  Highest  Priority  and (2) all  other
            Classes of related Subordinate  Certificates for which the respective Prepayment
            Distribution Triggers have been satisfied; and

                  (b)   in the case of each other Class of related Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing,  if the application of the foregoing percentages on any
            Distribution  Date  as  provided  in  Section  4.02 of  this  Series  Supplement
            (determined  without  regard to the proviso to the  definition  of  "Subordinate
            Principal  Distribution  Amount") would result in a  distribution  in respect of principal  of any Class or  Classes  of  Subordinate  Certificates  in an amount greater  than the  remaining  Certificate  Principal  Balance  thereof (any such class, a "Maturing Class"), then: (a) the Prepayment  Distribution Percentage of each Maturing Class shall be reduced to a level that,  when applied as described above,  would exactly reduce the Certificate  Principal Balance of such Class to zero;  (b) the  Prepayment  Distribution  Percentage  of  each  other  Class  of
            Subordinate  Certificates  (any such Class,  a  "Non-Maturing  Class")  shall be recalculated  in accordance  with the provisions in paragraph (ii) above,  as if the  Certificate  Principal  Balance of each Maturing  Class had been reduced to zero (such percentage as recalculated,  the "Recalculated Percentage");  (c) the total amount of the  reductions in the  Prepayment  Distribution  Percentages of the  Maturing  Class  or  Classes  pursuant  to  clause  (a) of  this  sentence, expressed as an aggregate percentage,  shall be allocated among the Non-Maturing
            Classes in proportion to their respective Recalculated  Percentages (the portion of  such  aggregate  reduction  so  allocated  to any  Non-Maturing  Class,  the
            "Adjustment  Percentage");  and (d) for purposes of such Distribution  Date, the
            Prepayment  Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment  Distribution  Percentage  thereof,  calculated in accordance  with the  provisions in paragraph  (ii) above as if the  Certificate
            Principal  Balance of each Maturing Class had not been reduced to zero, plus (2)
            the related Adjustment Percentage.

      Prepayment  Distribution  Trigger: With respect to any Distribution Date and any Class of related  Subordinate  Certificates (other than the Class I-M-1 Certificates and the Class
II-M-1  Certificates),  a test that  shall be  satisfied  if the  fraction  (expressed  as a percentage)  equal to the sum of the Certificate  Principal  Balances of such Class and each
Class of related Subordinate  Certificates with a Lower Priority than such Class immediately prior to such  Distribution Date divided by the aggregate Stated Principal Balance of all of the  Mortgage  Loans (or related REO  Properties)  in the related  Loan Group or Loan Groups immediately  prior  to such  Distribution  Date is  greater  than or equal to the sum of the related  Initial  Subordinate  Class  Percentages  of such  Classes of  related  Subordinate
Certificates.

      Principal  Only  Certificates:  Any one of the  Class  I-A-P  Certificates  and  Class
II-A-P Certificates.

      Record Date: With respect to each  Distribution  Date and each Class of  Certificates, the close of business on the last  Business  Day of the month  preceding  the month in which the related Distribution Date occurs.

      Related Classes: As to any Uncertificated  REMIC I Regular Interest,  those classes of
Certificates  identified as "Related Classes of Certificates" to such Uncertificated REMIC I
Regular Interest in the definition of  Uncertificated  REMIC I Regular  Interest.  As to any
Uncertificated  REMIC II Regular  Interest,  those  classes of  Certificates  identified  as
"Related Classes of Certificates"  to such  Uncertificated  REMIC II Regular Interest in the definition of Uncertificated REMIC II Regular Interest.

      REMIC I: The segregated  pool of assets,  with respect to which a REMIC election is to be made, consisting of:
            (i)   the Group I Loans and the related Mortgage Files,

            (ii)  all  payments  and  collections  in respect of the Group I Loans due after the  Cut-off  Date (other than  Monthly  Payments  due in the month of the
                  Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the
                  Certificate  Account  and  identified  as  belonging  to the  Trust  Fund, including the proceeds from the  liquidation of Additional  Collateral for any Additional  Collateral  Loan, but not including  amounts on deposit in the Initial Monthly Payment Fund,

            (iii) property  which secured a Group I Loan and which has been acquired for the benefit  of the  Certificateholders  by  foreclosure  or  deed  in lieu of foreclosure,

            (iv)  the hazard insurance policies and Primary Insurance Policies,  if any, the
                  Pledged  Assets with respect to each Pledged Asset  Mortgage Loan, and the interest  in the  Surety  Bond  transferred  to the  Trustee  pursuant  to
                  Section 2.01 herein, in each case related to Group I Loans, and

            (v)   all proceeds of clauses (i) through (iv) above.

      REMIC I Certificates:  The Class R-I Certificates.

      REMIC II: The  segregated  pool of assets,  with respect to which a REMIC  election is to be made, consisting of:
            (i)   the Group II Loans and the Group III Loans and the related Mortgage Files,

            (ii)  all  payments  and  collections  in  respect of the Group II Loans and the
                  Group III Loans due after the Cut-off  Date (other than  Monthly  Payments due in the  month of the  Cut-off  Date) as  shall  be on  deposit  in the
                  Custodial  Account  or  in  the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional  Collateral  for any  Additional  Collateral  Loan,  but not
                  including amounts on deposit in the Initial Monthly Payment Fund,

            (iii) property  which  secured  a Group II Loan or Group  III Loan and which has been acquired for the benefit of the  Certificateholders by foreclosure or deed in lieu of foreclosure,

            (iv)  the hazard insurance policies and Primary Insurance Policies,  if any, the
                  Pledged  Assets with respect to each Pledged Asset  Mortgage Loan, and the interest  in the  Surety  Bond  transferred  to the  Trustee  pursuant  to
                  Section 2.01  herein,  in each case related to Group II Loans or Group III
                  Loans, and

            (v)   all proceeds of clauses (i) through (iv) above.

      REMIC II Certificates:  The Class R-II Certificates.

      REMIC III: The  segregated  pool of assets  consisting of the  Uncertificated  REMIC I
Regular Interests and the  Uncertificated  REMIC II Regular  Interests  conveyed in trust to the Trustee for the  benefit of the  holders of each Class of  Certificates  (other than the
Class R-I  Certificates  and the Class R-II  Certificates)  pursuant to Section  2.06,  with respect to which a separate REMIC election is to be made.

      REMIC  III  Certificates:  Any  Class  of  Certificates  (other  than  the  Class  R-I
Certificates and the Class R-II Certificates).

      Senior  Accelerated  Distribution  Percentage:  With respect to any Distribution  Date occurring  on or prior to the 60th  Distribution  Date and Loan Group I, 100%.  With respect to any Distribution Date thereafter and such Loan Group as follows:

(i)   for any  Distribution  Date  after the 60th  Distribution  Date but on or prior to the
      72nd Distribution  Date, the related Senior Percentage for such Distribution Date plus
      70% of the related Subordinate Percentage for such Distribution Date;

(ii)  for any  Distribution  Date  after the 72nd  Distribution  Date but on or prior to the
      84th Distribution  Date, the related Senior Percentage for such Distribution Date plus
      60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any  Distribution  Date  after the 84th  Distribution  Date but on or prior to the
      96th Distribution  Date, the related Senior Percentage for such Distribution Date plus
      40% of the related Subordinate Percentage for such Distribution Date;

(iv)  for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the
      108th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)   for  any  Distribution  Date  thereafter,  the  related  Senior  Percentage  for  such
      Distribution Date;

provided, however,

      (i) that any scheduled  reduction to the Senior  Accelerated  Distribution  Percentage
described above shall not occur as of any Distribution Date unless either:

            (a)(1)(X)  the  outstanding  principal  balance  of the  Mortgage  Loans  in the related Loan Group  delinquent 60 days or more (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)  averaged  over the last six months, as a percentage of the aggregate outstanding  Certificate Principal Balance of the  related  Subordinate  Certificates,  is  less  than  50% or (Y)  the  outstanding principal  balance of Mortgage  Loans in the related Loan Group  delinquent 60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy and any
      REO  Property)  averaged  over the last six months,  as a percentage  of the aggregate outstanding  principal  balance  of all  Mortgage  Loans  in the  related  Loan  Group averaged over the last six months,  does not exceed 2% and (2) Realized  Losses on the
      Mortgage  Loans in the  related  Loan  Group to date  for  such  Distribution  Date if occurring  during  the  sixth,  seventh,  eighth,  ninth  or  tenth  year (or any year thereafter)  after  the  Closing  Date  are  less  than  30%,  35%,  40%,  45% or 50%, respectively,  of the sum of the Initial Certificate Principal Balances of the related
      Subordinate Certificates; or

            (b)(1) the outstanding  principal  balance of Mortgage Loans in the related Loan
      Group  delinquent 60 days or more (including  Mortgage Loans which are in foreclosure, have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO  Property)  averaged  over the last  six  months,  as a percentage of the aggregate  outstanding  principal  balance of all Mortgage  Loans in the related Loan Group  averaged over the last six months,  does not exceed 4% and (2)
      Realized  Losses on the  Mortgage  Loans in the  related  Loan  Group to date for such
      Distribution  Date, if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%, 25%
      or 30%, respectively,  of the sum of the Initial Certificate Principal Balances of the
      related Subordinate Certificates; and

      (ii) that for any Distribution  Date on which the related Senior Percentage is greater than the related Senior  Percentage as of the Closing Date,  the related Senior  Accelerated
Distribution Percentage for such Distribution Date shall be 100%.

      Notwithstanding  the  foregoing,  upon  the  reduction  of the  Certificate  Principal
Balances of the Senior  Certificates  related to Loan Group I (other than the related  Class
A-P Certificates,  if any) to zero, the related Senior Accelerated  Distribution  Percentage shall thereafter be 0%.

      With respect to any Distribution  Date occurring on or prior to the 60th  Distribution
Date and Loan Group II and Loan Group  III,  100%.  With  respect to any  Distribution  Date thereafter and Loan Group II and Loan Group III as follows:

(vi)  for any  Distribution  Date  after the 60th  Distribution  Date but on or prior to the
      72nd Distribution  Date, the related Senior Percentage for such Distribution Date plus
      70% of the related Subordinate Percentage for such Distribution Date;

(vii) for any  Distribution  Date  after the 72nd  Distribution  Date but on or prior to the
      84th Distribution  Date, the related Senior Percentage for such Distribution Date plus
      60% of the related Subordinate Percentage for such Distribution Date;

(viii)      for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution  Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(ix)  for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the
      108th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(x)   for  any  Distribution  Date  thereafter,  the  related  Senior  Percentage  for  such
      Distribution Date;

provided, however,

      (i) that any scheduled  reduction to the Senior  Accelerated  Distribution  Percentage
described above shall not occur as of any Distribution Date unless either:

            (a)(1)(X) the  outstanding  principal  balance of the Mortgage Loans in the Loan
      Group II and Loan  Group III  delinquent  60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with respect to which the  Mortgagor is in bankruptcy  and any REO Property)  averaged over the  last  six  months,  as a  percentage  of the  aggregate  outstanding  Certificate
      Principal  Balance of the related  Subordinate  Certificates,  is less than 50% or (Y)
      the  outstanding  principal  balance of  Mortgage  Loans in the Loan Group II and Loan
      Group  III  delinquent  60  days  or  more  (including  Mortgage  Loans  which  are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)  averaged  over the last six months,  as a  percentage  of  the  aggregate  outstanding  principal  balance  of all
      Mortgage  Loans in the Loan  Group II and Loan  Group III  averaged  over the last six months,  does not exceed 2% and (2) Realized  Losses on the Mortgage Loans in the Loan
      Group II and Loan Group III to date for such  Distribution  Date if  occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the
      Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively,  of the sum of the
      Initial Certificate Principal Balances of the related Subordinate Certificates; or

            (b)(1) the outstanding  principal balance of Mortgage Loans in the Loan Group II and Loan Group III delinquent 60 days or more  (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)  averaged  over the last six months,  as a  percentage  of  the  aggregate  outstanding  principal  balance  of all
      Mortgage  Loans in the Loan  Group II and Loan  Group III  averaged  over the last six months,  does not exceed 4% and (2) Realized  Losses on the Mortgage Loans in the Loan
      Group II and Loan Group III to date for such  Distribution  Date, if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the
      Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively,  of the sum of the
      Initial Certificate Principal Balances of the related Subordinate Certificates; and

      (ii)  that for any  Distribution  Date on which the  weighted  average  of the  Senior
Percentages  for Loan  Group II and Loan  Group  III,  weighted  on the basis of the  Stated
Principal  Balances of the Mortgage  Loans in the related Loan Group  excluding the Discount
Fraction of the Discount  Mortgage Loans exceeds the weighted  average of the initial Senior
Percentages,  calculated  on  that  basis,  each  of  the  Senior  Accelerated  Distribution
Percentages for Loan Group II and Loan Group III for that  Distribution Date will once again equal 100%.

            Notwithstanding the foregoing,  upon the reduction of the Certificate  Principal
Balances of the Senior  Certificates  related to Loan Group II or Loan Group III (other than the  related  Class  A-P  Certificates,  if any) to zero,  the  related  Senior  Accelerated
Distribution Percentage shall thereafter be 0%.

      Senior  Certificate:  Any one of the  Group I Senior  Certificates,  Group  II  Senior
Certificates or Group III Senior Certificates,  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  to the  Standard  Terms as
Exhibit A and Exhibit D.

      Senior Interest  Distribution  Amount:  With respect to any Distribution Date and Loan
Group,  the amount of Accrued  Certificate  Interest  required  to be  distributed  from the related Available  Distribution Amount to the Holders of the related Senior Certificates for that Distribution Date.

      Senior  Percentage:  The Class I-A  Percentage,  Class II-A  Percentage or Class III-A
Percentage, as applicable.

      Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan
Group the lesser of (a) the balance of the related Available  Distribution  Amount remaining after the  distribution  of all amounts  required to be  distributed  therefrom  pursuant to
Section 4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal  Distribution  Amount"), and (b) the
sum of the  amounts  required  to be  distributed  to the Senior  Certificateholders  of the related Certificate Group on such Distribution Date pursuant to Sections  4.02(a)(ii)(Y) and
4.02(a)(xvi).

      Special Hazard Amount:  As of any Distribution Date and Loan Group, an amount equal to
(a) with respect to Loan Group I,  $2,000,000 and (b) with respect to Loan Group II Loan and
Group III combined,  $4,848,821,  in each case minus the sum of (i) the aggregate  amount of
Special Hazard Losses  allocated  solely to one or more specific  Classes of Certificates in the related  Certificate Group in accordance with Section 4.05 of this Series Supplement and
(ii) the  Adjustment  Amount  (as  defined  below)  as most  recently  calculated.  For each anniversary  of the Cut-off Date,  the  Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in  accordance  with the  preceding  sentence  (without giving effect to the deduction of the Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greater of (i) the product of the related  Special Hazard  Percentage for such anniversary  multiplied by the outstanding  principal balance of all the Mortgage Loans in the related  Loan Group or Loan Groups on the  Distribution  Date  immediately  preceding such  anniversary and (ii) twice the outstanding  principal  balance of the Mortgage Loan in the related Loan Group or Loan Groups with the largest  outstanding  principal balance as of the Distribution Date immediately  preceding such anniversary and (B) the greater of (i) the product of 0.50%  multiplied by the outstanding  principal  balance of all Mortgage Loans in the related Loan Group on the  Distribution  Date  immediately  preceding  such  anniversary multiplied  by a fraction,  the  numerator  of which is equal to the  aggregate  outstanding principal  balance  (as  of  the  immediately  preceding  Distribution  Date)  of all of the
Mortgage  Loans in the related  Loan Group  secured by Mortgaged  Properties  located in the
State of  California  divided by the  aggregate  outstanding  principal  balance  (as of the immediately  preceding  Distribution  Date) of all of the Mortgage Loans in the related Loan
Group,  expressed as a percentage,  and the denominator of which is equal to 16.46%,  in the case of Loan Group I and  20.15%,  in the case of Loan Group II and Loan Group III  combined
(which percentages are equal to the respective  percentages of Mortgage Loans in the related
Loan Group or Loan Groups by  aggregate  principal  balance  initially  secured by Mortgaged
Properties located in the State of California) and (ii) the aggregate  outstanding principal balance (as of the immediately preceding  Distribution Date) of the largest Mortgage Loan in the related Loan Group or Loan Groups  secured by a Mortgaged  Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The  related  Special  Hazard  Amount  may be further  reduced by the Master  Servicer
(including  accelerating the manner in which coverage is reduced) provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating
Agency  that such  reduction  shall not reduce the rating  assigned  to any Class of related
Certificates by such Rating Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard  Percentage:  With respect to each Loan Group as of each anniversary of the  Cut-off  Date,  the  greater of (i) 1.0% and (ii) the  largest  percentage  obtained by
dividing  the  aggregate   outstanding   principal  balance  (as  of  immediately  preceding
Distribution  Date) of the Mortgage  Loans in the related Loan Group or Loan Groups  secured by  Mortgaged  Properties  located  in a  single,  five-digit  zip code area in the State of
California by the  outstanding  principal  balance of all the Mortgage  Loans in the related
Loan Group or Loan Groups as of the immediately preceding Distribution Date.

      Subordinate  Certificate:  With  respect  to Loan  Group I, any one of the  Class  I-M
Certificates  or Class  I-B-1,  Class  I-B-2 and Class I-B-3  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C,  respectively.  With respect to Loan Group II, any one of the Class II-M  Certificates  or Class II-B-1,  Class II-B-2 and Class II-B-3  Certificates,
executed by the Trustee and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

      Subordinate Class  Percentage:  With respect to any Distribution Date and any Class of
Subordinate Certificates,  a fraction,  expressed as a percentage, the numerator of which is the  aggregate  Certificate  Principal  Balance  of such Class of  Subordinate  Certificates immediately  prior  to such  date and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the  Mortgage  Loans in the related  Loan Group (or related REO
Properties)  (other than the related  Discount  Fraction of each related  Discount  Mortgage
Loan) immediately prior to such Distribution Date.

      Subordinate  Percentage:   With  respect  to  any  Loan  Group,  as  of  any  date  of determination  a percentage  equal to 100% minus the related  Senior  Percentage  as of that date.

      Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and
Loan  Group  and  each  Class  of  related  Subordinate  Certificates,  (a)  the  sum of the following:  (i) such Class's pro rata share,  based on the Certificate  Principal Balance of each Class of related  Subordinate  Certificates then  outstanding,  of the aggregate of the amounts  calculated  (without  giving  effect to the related  Senior  Percentages)  for such
Distribution  Date for the related  Loan Group  under  clauses  (1),  (2) and (3) of Section
4.02(a)(ii)(Y)(A)  to the extent not payable to the related Senior  Certificates;  (ii) such
Class's pro rata share, based on the Certificate  Principal Balance of each Class of related
Subordinate  Certificates  then  outstanding,  of the  principal  collections  described  in
Section  4.02(a)(ii)(Y)(B)(b)  for the  related  Loan Group  (without  giving  effect to the related Senior Accelerated Distribution  Percentages) to the extent such collections are not otherwise  distributed  to the  related  Senior  Certificates;  (iii) the product of (x) the
related  Prepayment   Distribution  Percentage  and  (y)  the  aggregate  of  all  Principal
Prepayments in Full received in the related  Prepayment Period and Curtailments  received in the  preceding  calendar  month for the related Loan Group (other than the related  Discount
Fraction of such Principal  Prepayments in Full and  Curtailments  with respect to a related
Discount Mortgage Loan) to the extent not payable to the related Senior  Certificates;  (iv)
if such Class is the Class of related  Subordinate  Certificates  with the Highest Priority, any  related  Excess  Subordinate  Principal  Amount  for the  related  Loan  Group for such
Distribution  Date  not  paid to the  related  Senior  Certificates;  and  (v)  any  amounts described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date, that remain  undistributed  to the extent that such amounts are not attributable to Realized
Losses which have been allocated to a Class of related  Subordinate  Certificates  minus (b)
the sum of (i)  with  respect  to the  Class of  Subordinate  Certificates  with the  Lowest
Priority,  any related Excess  Subordinate  Principal Amount for such Distribution Date; and
(ii) the related  Capitalization  Reimbursement  Amount for such Loan Group and Distribution
Date,  other than the related  Discount  Fraction  of any portion of that amount  related to each related  Discount  Mortgage  Loan in the related Loan Group,  multiplied by a fraction, the numerator of which is the Subordinate  Principal  Distribution  Amount for such Class of related  Subordinate  Certificates,  without giving effect to this clause  (b)(ii),  and the denominator  of which is the sum of the  principal  distribution  amounts for all Classes of
Certificates  in the related  Certificate  Group  (other  than the Class A-P  Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount.

   Super Senior Certificates:  Any of the Class III-A-1 Certificates.

   Super Senior  Optimal  Percentage:  As to any  Distribution  Date on and after the Credit
Support  Depletion Date for Loan Group III and the Super Senior  Certificates,  a percentage expressed as a fraction,  the numerator of which is the Certificate Principal Balance of the
Super Senior  Certificates  immediately  prior to that distribution date and the denominator
of  which  is  the  aggregate   Certificate  Principal  Balance  of  the  Group  III  Senior
Certificates immediately prior to that distribution date.

   Super Senior Optimal  Principal  Distribution  Amount: As to any Distribution Date on and
after the Credit Support Depletion Date and the Super Senior  Certificates,  an amount equal to the product of (a) the  then-applicable Super Senior Optimal Percentage for that class of
Super Senior  Certificates  and (b) the  amounts  described in Section  4.02(a)(ii)(Y)  with respect to Loan Group III.

      Uncertificated  Accrued Interest:  With respect to each  Distribution  Date, (i) as to each Uncertificated  REMIC I Regular Interest other than each Uncertificated REMIC I Regular
Interest Z, an amount equal to the  aggregate  amount of Accrued  Certificate  Interest that would  result  under  the  terms  of the  definition  thereof  on  the  Related  Classes  of
Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such
Classes were equal to the Uncertificated  Pass-Through Rate on such  Uncertificated  REMIC I
Regular  Interest,  (ii) as to each  Uncertificated  REMIC I  Regular  Interest  Z and  each
Uncertificated  REMIC III Regular  Interest Z1, an amount  equal to one month's  interest at the Pool Strip Rate of the related  Mortgage Loan on the principal  balance of such Mortgage
Loan reduced by such  Interest's  pro-rata  share of any prepayment  interest  shortfalls or other  reductions of interest  allocable to the Class I-A-V  Certificates,  (iii) as to each
Uncertificated  REMIC II Regular  Interest other than each  Uncertificated  REMIC II Regular
Interest Z, an amount equal to the  aggregate  amount of Accrued  Certificate  Interest that would  result  under  the  terms  of the  definition  thereof  on  the  Related  Classes  of
Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such
Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC II
Regular  Interest and (iv) as to each  Uncertificated  REMIC II Regular  Interest Z and each
Uncertificated  REMIC III Regular  Interest Z2, an amount  equal to one month's  interest at the Pool Strip Rate of the related  Mortgage Loan on the principal  balance of such Mortgage
Loan reduced by such  Interest's  pro-rata  share of any prepayment  interest  shortfalls or other reductions of interest allocable to the Class II-A-V Certificates.

      Uncertificated  Pass-Through Rate: With respect to each of the Uncertificated  REMIC I
Regular Interests,  other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated  REMIC I Regular Interests.  With respect to each Uncertificated  REMIC I Regular Interest Z and each Uncertificated REMIC III Regular
Interest  Z1, the Pool Strip Rate for the related  Mortgage  Loan.  With  respect to each of the  Uncertificated  REMIC II  Regular  Interests,  other than the  Uncertificated  REMIC II
Regular Interests Z, the per annum rate specified in the definition of Uncertificated  REMIC
II Regular Interests.  With respect to each  Uncertificated  REMIC II Regular Interest Z and each  Uncertificated  REMIC III  Regular  Interest  Z2, the Pool Strip Rate for the  related
Mortgage Loan.

      Uncertificated  Principal  Balance:  With  respect  to  each  Uncertificated  REMIC  I
Regular Interest,  as defined in the definition of Uncertificated  REMIC I Regular Interest.
With respect to each Uncertificated REMIC II Regular Interest,  as defined in the definition of Uncertificated REMIC II Regular Interest.

      Uncertificated  REMIC  I  Regular  Interests:   The  Uncertificated  REMIC  I  Regular
Interests Z together with the interests  identified in the table below, each representing an
undivided   beneficial   ownership   interest   in  REMIC  I,  and  having   the   following
characteristics:

      1.     The principal balance from time to time of each Uncertificated  REMIC I Regular
             Interest  identified  in the table below shall be the amount  identified as the
             Initial  Principal  Balance  thereof  in such  table,  minus the sum of (x) the aggregate of all amounts  previously  deemed  distributed  with respect to such interest and applied to reduce the  Uncertificated  Principal  Balance  thereof pursuant to Section  10.04(a)(ii)  and (y) the  aggregate of all  reductions in
             Certificate  Principal  Balance  deemed to have  occurred  in  connection  with
             Realized Losses that were  previously  deemed  allocated to the  Uncertificated
             Principal Balance of such  Uncertificated  REMIC I Regular Interest pursuant to
             Section 10.04(d),  which equals the aggregate  principal balance of the Classes of Certificates  identified as related to such  Uncertificated  REMIC I Regular
             Interest in such table.

      2.     The Uncertificated  Pass-Through Rate for each  Uncertificated  REMIC I Regular
             Interest  identified  in the table  below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

      3.     The  Uncertificated  REMIC I  Distribution  Amount  for  each  REMIC I  Regular
             Interest  identified  in the table below shall be, for any  Distribution  Date, the amount  deemed  distributed  with  respect to such  Uncertificated  REMIC I
             Regular  Interest  on such  Distribution  Date  pursuant to the  provisions  of
             Section 10.04(a).

---------------------------------------------------------------------------------
  Uncertificated        Related Classes of       Pass-Through       Initial
  REMIC I Regular          Certificates              Rate          Principal
     Interest                                                       Balance
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
         X          Class I-A-P                 0.00%              $1,302,649.20
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
         Y          Class I-A-1, Class I-M-1,   5.25%            $129,635,455.55
                    Class I-M-2, Class I-M-3,
                    Class I-B-1, Class I-B-2,
                    Class I-B-3
---------------------------------------------------------------------------------

      Uncertificated  REMIC II  Regular  Interests:  The  Uncertificated  REMIC  II  Regular
Interests Z together with the interests  identified in the table below, each representing an
undivided   beneficial   ownership   interest   in  REMIC  II,  and  having  the   following
characteristics:

      1.     The  principal  balance  from  time to time of  each  Uncertificated  REMIC  II
             Regular Interest  identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such table,  minus the sum of (x)
             the  aggregate of all amounts  previously  deemed  distributed  with respect to such  interest  and  applied to reduce  the  Uncertificated  Principal  Balance thereof  pursuant  to  Section  10.04(a)(ii)  and  (y)  the  aggregate  of  all reductions  in  Certificate  Principal  Balance  deemed  to  have  occurred  in connection with Realized Losses that were  previously  deemed  allocated to the
             Uncertificated  Principal  Balance  of such  Uncertificated  REMIC  II  Regular
             Interest  pursuant to Section  10.04(d),  which equals the aggregate  principal
             balance  of  the  Classes  of  Certificates   identified  as  related  to  such
             Uncertificated REMIC II Regular Interest in such table.

      2.     The Uncertificated  Pass-Through Rate for each Uncertificated  REMIC II Regular
             Interest  identified  in the table  below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

      3.     The  Uncertificated  REMIC II  Distribution  Amount  for each  REMIC II Regular
             Interest  identified  in the table below shall be, for any  Distribution  Date, the amount  deemed  distributed  with respect to such  Uncertificated  REMIC II
             Regular  Interest  on such  Distribution  Date  pursuant to the  provisions  of
             Section 10.04(a).

---------------------------------------------------------------------------------
  Uncertificated        Related Classes of       Pass-Through       Initial
 REMIC II Regular          Certificates              Rate          Principal
     Interest                                                       Balance
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
         X          Class II-A-P                0.00%              $7,998,673.73
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
         Y          Class II-A-1, Class         6.00%            $476,883,345.41
                    III-A-1, Class III-A-2,
                    Class III-A-3, Class
                    II-M-1, Class II-M-2,
                    Class II-M-3, Class
                    II-B-1, Class II-B-2,
                    Class II-B-3, Class R-III
---------------------------------------------------------------------------------

      Uncertificated  REMIC I Regular  Interests Z: Each of the 633  uncertificated  partial undivided beneficial ownership interests in the Trust Fund, numbered  sequentially from 1 to
633, each relating to the particular  Mortgage Loan identified by such sequential  number on the Mortgage Loan Schedule,  each having no principal balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uncertificated  REMIC I Regular Interests Z Distribution  Amount:  With respect to any
Distribution  Date, the sum of the amounts  deemed to be  distributed on the  Uncertificated
REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

      Uncertificated  REMIC I Regular Interest  Distribution  Amounts:  With respect to each
Uncertificated  REMIC I Regular  Interest,  other  than the  Uncertificated  REMIC I Regular
Interests  Z,  the  amount  specified  as  the  Uncertificated   REMIC  I  Regular  Interest
Distribution  Amount  with  respect  thereto in the  definition  of  Uncertificated  REMIC I
Regular  Interests.  With  respect to the  Uncertificated  REMIC I Regular  Interests Z, the
Uncertificated REMIC I Regular Interests Z Distribution Amount.

      Uncertificated  REMIC II Regular Interests Z: Each of the 1545 uncertificated  partial undivided beneficial ownership interests in the Trust Fund, numbered  sequentially from 1 to
1545, each relating to the particular  Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule,  each having no principal balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uncertificated  REMIC II Regular Interests Z Distribution  Amount: With respect to any
Distribution  Date, the sum of the amounts  deemed to be  distributed on the  Uncertificated
REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

      Uncertificated REMIC II Regular Interest  Distribution  Amounts:  With respect to each
Uncertificated  REMIC II Regular Interest,  other than the  Uncertificated  REMIC II Regular
Interests  Z,  the  amount  specified  as  the  Uncertificated  REMIC  II  Regular  Interest
Distribution  Amount with  respect  thereto in the  definition  of  Uncertificated  REMIC II
Regular  Interests.  With respect to the  Uncertificated  REMIC II Regular  Interests Z, the
Uncertificated REMIC II Regular Interests Z Distribution Amount.

      Uncertificated  REMIC  III  Regular  Interests  Z1:  Each  of the  633  uncertificated partial undivided beneficial  ownership interests in REMIC III numbered  sequentially from 1 through  633 each  relating  to the  identically  numbered  Uncertificated  REMIC I  Regular
Interests  Z, each having no principal  balance and bearing  interest at a rate equal to the related Pool Strip Rate on the Stated Principal  Balance of the Mortgage Loan related to the
identically   numbered   Uncertificated   REMIC  I  Regular  Interests  Z,  comprising  such
Uncertificated  REMIC III Regular  Interests  Z1's pro rata share of the amount  distributed pursuant to Section 10.04(a).

      Uncertificated  REMIC  III  Regular  Interests  Z2:  Each of the  1545  uncertificated partial undivided beneficial  ownership interests in REMIC III numbered  sequentially from 1 through  1545 each  relating to the  identically  numbered  Uncertificated  REMIC II Regular
Interests  Z, each having no principal  balance and bearing  interest at a rate equal to the related Pool Strip Rate on the Stated Principal  Balance of the Mortgage Loan related to the
identically   numbered   Uncertificated  REMIC  II  Regular  Interests  Z,  comprising  such
Uncertificated  REMIC III Regular  Interests  Z2's pro rata share of the amount  distributed pursuant to Section 10.04(a).

      Uncertificated  REMIC III Regular Interests  Distribution  Amount: With respect to any
Distribution  Date, the sum of the amounts  deemed to be  distributed on the  Uncertificated
REMIC I  Regular  Interests  Z and  Uncertificated  REMIC II  Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

      Undercollateralized  Amount:  With  respect  any  Certificate  Group and  Distribution
Date,  the excess of (i) the aggregate  Certificate  Principal  Balance of such  Certificate
Sub-Group  over (ii) the aggregate  Stated  Principal  Balance of the Mortgage  Loans in the
related  Sub-Loan  Group,  in each case  calculated on such  Distribution  Date after giving effect to  distributions  to be made thereon (other than amounts to be distributed  pursuant to Section 4.02(j) on such Distribution Date).

      Undercollateralized   Certificate   Group:  With  respect  any  Distribution  Date,  a
Certificate Sub-Group for which the related Undercollateralized Amount exceeds zero.

      Underwriter:  Greenwich  Capital  Markets,  Inc.,  Citigroup  Global  Markets Inc. and
Residential Funding Securities Corporation.

Section  1.2      Use of Words and Phrases.

      "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and Servicing  Agreement as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding Articles, Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

                                          ARTICLE II

                               CONVEYANCE OF MORTGAGE LOANS;
                             ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.1      Conveyance of Mortgage Loans.

      (a) (See Section 2.01(a) of the Standard Terms).

      (b) (See Section 2.01(b) of the Standard Terms).

      (c)   The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix)
and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian
or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and
Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such
Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey
Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home
Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective
November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan
Practices Act, effective as of January 1, 2005.

      (d) (See Section 2.01(d) of the Standard Terms).

      (e) (See Section 2.01(e) of the Standard Terms).

      (f) (See Section 2.01(f) of the Standard Terms).

      (g) (See Section 2.01(g) of the Standard Terms).

      (h) (See Section 2.01(h) of the Standard Terms).

Section  2.2      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section  2.3      Representations, Warranties and Covenants
                  of the Master Servicer and the Company.

(a)   For representations, warranties and covenants of the Master Servicer, see Section
2.03(a) of the Standard Terms.

(b)   The Company hereby represents and warrants to the Trustee for the benefit of
Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)   No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so  Delinquent  more than once in the 12-month period prior to the Cut-off Date;

(ii)  The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(iii) The  Mortgage  Loans are  fully-amortizing  (subject  to  interest  only  periods,  if applicable),  fixed-rate  mortgage loans with level Monthly Payments due, with respect to a  majority  of the  Mortgage  Loans,  on the first day of each  month and terms to maturity at  origination  or  modification  of not more than 15 years,  in the case of
      Group I Loans, and 30 years, in the case of Group II Loans and Group III Loans;

(iv)  To the best of the  Company's  knowledge,  if a Group I Loan is secured by a Mortgaged
      Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such Mortgage
      Loan is the subject of a Primary  Insurance  Policy  that  insures (a) at least 30% of the Stated Principal  Balance of the Mortgage Loan at origination if the Loan-to-Value
      Ratio is between 100.00% and 95.01%,  (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and
      90.01%, (c) at least 12% of such balance if the Loan-to-Value  Ratio is between 90.00%
      and 85.01% and (d) at least 6% of such balance if the  Loan-to-Value  Ratio is between
      85.00%  and  80.01%;  if a Group II Loan is  secured by a  Mortgaged  Property  with a
      Loan-to-Value  Ratio at  origination  in  excess  of 80%,  such  Mortgage  Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the Stated
      Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated  Principal  Balance of the
      Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,
      (c) at least 25% of such  balance if the  Loan-to-Value  Ratio is  between  90.00% and
      85.01%  and (d) at least 12% of such  balance  if the  Loan-to-Value  Ratio is between
      85.00% and 80.01%;  and, except for 15 loans  representing  approximately  0.9% of the
      Group III  Loans,  if a Group  III Loan is  secured  by a  Mortgaged  Property  with a
      Loan-to-Value  Ratio at  origination  in  excess  of 80%,  such  Mortgage  Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the Stated
      Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated  Principal  Balance of the
      Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,
      (c) at least 25% of such  balance if the  Loan-to-Value  Ratio is  between  90.00% and
      85.01%  and (d) at least 12% of such  balance  if the  Loan-to-Value  Ratio is between
      85.00%  and  80.01%.  To the  best  of the  Company's  knowledge,  each  such  Primary
      Insurance  Policy is in full  force and  effect and the  Trustee  is  entitled  to the benefits thereunder;

(v)   The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
      claims-paying abilities are currently acceptable to each Rating Agency;

(vi)  No more than 1.0% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in Maine,  and no more than 0.9% of the Group I Loans by  aggregate  Stated  Principal
      Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area  outside  Maine;  no more  than 1.2% of the Group II Loans by  aggregate
      Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located  in any one zip code  area in  Florida,  and no more than 1.1% of the Group II
      Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date are secured by
      Mortgaged  Properties  located in any one zip code area outside Florida;  no more than
      0.7% of the Group III Loans by aggregate  Stated  Principal  Balance as of the Cut-off
      Date  are  secured  by  Mortgaged  Properties  located  in any  one zip  code  area in
      California,  and no  more  than  0.5% of the  Group  III  Loans  by  aggregate  Stated
      Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside California;

(vii) The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including flood insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement  therefor from the Mortgagor;

(viii)      Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the
      Company  had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation) and such assignment  validly transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;

(ix)  Approximately  76.07% of the Group I Loans by aggregate Stated Principal Balance as of the  Cut-off  Date were  underwritten  under a  reduced  loan  documentation  program;
      approximately  67.71% of the Group II Loans by aggregate Stated  Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program; and
      approximately  70.77% of the Group III Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

(x)   Except with respect to  approximately  23.78% of the Group I Loans by aggregate Stated
      Principal Balance as of the Cut-off Date,  approximately  81.55% of the Group II Loans by aggregate Stated  Principal  Balance as of the Cut-off Date and 20.79% of the Group
      III Loans by aggregate Stated Principal  Balance as of the Cut-off Date, the Mortgagor
      represented  in its loan  application  with respect to the related  Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)  None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii) Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xiii)      A policy of title  insurance  was  effective as of the closing of each  Mortgage
      Loan and is valid and  binding  and  remains  in full  force and  effect,  unless  the
      Mortgaged  Properties  are located in the State of Iowa and an attorney's  certificate has been provided as described in the Program Guide;

(xiv) Three of the Mortgage  Loans are  Cooperative  Loans;  with respect to a Mortgage Loan that is a Cooperative  Loan, the Cooperative Stock that is pledged as security for the
      Mortgage Loan is held by a person as a  tenant-stockholder  (as defined in Section 216 of the Code) in a cooperative  housing  corporation  (as defined in Section 216 of the
      Code);

(xv)  With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals  of  Mortgaged  Properties  are obtained  in  connection  with  the  refinancing  thereof),  the  related  Seller  has represented  that  either (a) the value of the  related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
      Loan-to-Value  Ratio  of the  Mortgage  Loan  as of the  date  of  origination  of the
      Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)      None of the  Mortgage  Loans  contain in the related  Mortgage  File a Destroyed
      Mortgage Note;

(xviii)     None of the Mortgage Loans has been made to an  International  Borrower,  and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx)  None of the Mortgage  Loans are Additional  Collateral  Loans and none of the Mortgage
      Loans are Pledged Asset Loans.

It is  understood  and agreed  that the  representations  and  warranties  set forth in this
Section  2.03(b) shall survive  delivery of the respective  Mortgage Files to the Trustee or any Custodian.

      Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth in this
Section   2.03(b)   that   materially   and   adversely   affects  the   interests   of  the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (any  Custodian  being so  obligated  under a
Custodial   Agreement);   provided,   however,  that  in  the  event  of  a  breach  of  the
representation  and warranty set forth in Section  2.03(b)(xii),  the party discovering such breach  shall  give  such  notice  within  five  days of  discovery.  Within  90 days of its discovery or its receipt of notice of breach,  the Company shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase Price and in the manner set forth in Section 2.02;  provided that the Company shall have the  option  to  substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such
Mortgage  Loan if such  substitution  occurs  within two years  following  the Closing Date;
provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section  860G(a)(3)  of the  Code,  any such cure or repurchase  must occur  within 90 days from the date such  breach was  discovered.  Any such substitution  shall be  effected  by the  Company  under the same  terms and  conditions  as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed  that the  obligation  of the  Company  to cure  such  breach  or to so  purchase  or substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders or the  Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the
Company shall not be required to cure breaches or purchase or substitute  for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a  representation  set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section  2.4      Representations and Warranties of Sellers.(See Section 2.04 of the
                  Standard Terms)

Section  2.5      Execution and Authentication of Certificates/Issuance of Certificates
                  Evidencing Interests in REMIC I and REMIC II.

      The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its behalf,  subject to any  exceptions noted,  together with the  assignment  to it of all other assets  included in the Trust Fund and/or the applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange therefor, the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has executed and caused to be authenticated and  delivered  to or upon the  order of the  Company  (i) the  Class  R-I  Certificates  in authorized  denominations which together with the Uncertificated  REMIC I Regular Interests, evidence  the  beneficial  interest  in REMIC I and  (ii) the  Class  R-II  Certificates  in
authorized  denominations which together with the Uncertificated REMIC II Regular Interests, evidence the beneficial interest in REMIC II.

Section  2.6      Conveyance of Uncertificated REMIC I Regular Interests and REMIC II
                  Regular Interests; Acceptance by the Trustee.

      The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does  hereby  assign  without  recourse  all the right,  title and  interest of the
Company in and to the Uncertificated  REMIC I Regular Interests and the Uncertificated REMIC
II  Regular  Interests  to the  Trustee  for the  benefit  of the  Holders  of each Class of
Certificates  (other than the Class R-I Certificates and the Class R-II  Certificates).  The
Trustee  acknowledges  receipt  of the  Uncertificated  REMIC I  Regular  Interests  and the
Uncertificated  REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive  use and benefit of all present and future  Holders of each Class of Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates).
The  rights  of the  Holders  of each  Class  of  Certificates  (other  than the  Class  R-I
Certificates and the Class R-II Certificates) to receive  distributions from the proceeds of
REMIC III in respect of such  Classes,  and all  ownership  interests of the Holders of such
Classes in such distributions, shall be as set forth in this Agreement.

Section  2.7      Issuance of Certificates Evidencing Interest in REMIC III.

      The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular
Interests and the Uncertificated REMIC II Regular Interests and, concurrently  therewith and in exchange therefor,  pursuant to the written request of the Company executed by an officer of the Company,  the Trustee has executed and caused to be authenticated and delivered to or upon the  order of the  Company,  all  Classes  of  Certificates  (other  than the Class R-I
Certificates and the Class R-II  Certificates) in authorized  denominations,  which evidence the beneficial interest in the entire REMIC III.

Section  2.8      Purposes and Powers of the Trust. (See Section 2.08 of the Standard
                  Terms).

                                        ARTICLE III

                                ADMINISTRATION AND SERVICING
                                     OF MORTGAGE LOANS

                          (See Article III of the Standard Terms)

                                         ARTICLE IV

                               PAYMENTS TO CERTIFICATEHOLDERS

Section  4.1      Certificate Account.  (See Section 4.01 of the Standard Terms)

Section  4.2      Distributions.

(a)   On each  Distribution Date the Master Servicer on behalf of the Trustee (or the Paying
Agent appointed by the Trustee) shall  distribute to the Master  Servicer,  in the case of a distribution  pursuant  to Section  4.02(a)(iii)  below,  and to each  Certificateholder  of record on the next preceding  Record Date (other than as provided in Section 9.01 respecting the  final  distribution)  either  in  immediately  available  funds  (by wire  transfer  or otherwise)  to the  account  of such  Certificateholder  at a bank or  other  entity  having appropriate  facilities  therefor,  if such  Certificateholder  has so  notified  the Master
Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer or the Paying  Agent by the Record  Date,  by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share (A) with respect to each Class of Certificates
(other than any Subclass of the Class A-V Certificates),  shall be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such
Holder or (B) with respect to any Subclass of the Class A-V Certificates,  shall be equal to the amount (if any)  distributed  pursuant to Section  4.02(a)(i)  below to each Holder of a
Subclass thereof) of the following  amounts,  in the following order of priority (subject to the provisions of Section  4.02(b),  (c), (e) and (j) below),  in each case to the extent of the related Available Distribution Amount remaining:

(i)   (X)         from the  Available  Distribution  Amount  related to the Loan Group I, to the  holders  of  the  Group  I  Senior  Certificates  (other  than  the  Class  I-A-P
      Certificates)  Accrued  Certificate  Interest  on such  Classes  of  Certificates  (or
      Subclasses,   if  any,  with  respect  to  the  Class  I-A-V  Certificates)  for  such
      Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this
      Section 4.02(a);

                  (Y)   from the Available  Distribution Amount related to Loan Group II, to the holders of the Group II Senior Certificates  Accrued Certificate  Interest on such
      Classes of  Certificates  for such  Distribution  Date,  plus any Accrued  Certificate
      Interest  thereon  remaining  unpaid  from any  previous  Distribution  Date except as provided in the last paragraph of this Section 4.02(a);

                  (Z)   from  the  Available  Distribution  Amount  related  to each of Loan
      Group  II and  Loan  Group  III,  on a  parity  with  the  distributions  in  Sections
      4.02(a)(i)(Y)  and 4.02  (a)(i)(AA),  to the holders of the Class II-A-V  Certificates
      Accrued  Certificate  Interest  on such Class of  Certificates  for such  Distribution
      Date,  plus  any  Accrued  Certificate  Interest  thereon  remaining  unpaid  from any previous  Distribution  Date except as provided in the last  paragraph of this Section
      4.02(a); and

                  (AA)  from the  Available  Distribution  Amount  related to the Loan Group
      III, to the holders of the Group III Senior Certificates  Accrued Certificate Interest
      on  such  Class  of  Certificates  for  such  Distribution   Date,  plus  any  Accrued
      Certificate  Interest  thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this Section 4.02(a);

(ii)  (X)         to the Class I-A-P  Certificates from the Available  Distribution  Amounts from  Loan  Group  I  and  to  the  Class  II-A-P  Certificates,  from  the  Available
      Distribution  Amounts  for Loan Group II and Loan Group III,  the Class A-P  Principal
      Distribution  Amount for the related Loan Group or Loan Groups  (applied to reduce the
      Certificate Principal Balance of the related Class A-P Certificates); and

                  (Y)   to the Senior  Certificates  (other than the Class A-P  Certificates and the  Class  A-V  Certificates)  of each  Certificate  Group,  from  the  Available
      Distribution  Amount for the  related  Loan Group in the  priorities  and  amounts set forth in Section  4.02(b)  and (c),  the sum of the  following  (applied to reduce the
      Certificate Principal Balances of such Senior Certificates, as applicable):

                  (A)   the related Senior Percentage for such Distribution Date
and Loan Group, as applicable, times the sum of the following:

                        (1)   the principal  portion of each Monthly  Payment due during the related Due Period on each  Outstanding  Mortgage Loan in the related Loan
                  Group (other than the related Discount  Fraction of the principal  portion of such  payment  with  respect  to a  Discount  Mortgage  Loan,  if any), whether or not  received  on or prior to the related  Determination  Date, minus the principal  portion of any Debt Service Reduction (other than the related  Discount  Fraction of the principal  portion of such Debt Service
                  Reductions  with respect to each  Discount  Mortgage  Loan,  if any) which together  with other  Bankruptcy  Losses  exceeds the  related  Bankruptcy
                  Amount;

                        (2)   the Stated Principal Balance of any Mortgage Loan in the
      related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b))
      pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to
      Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan, if any); and

                        (3)         the   principal   portion   of  all  other   unscheduled
                  collections  with respect to the related Loan Group (other than  Principal
                  Prepayments in Full and  Curtailments  and amounts  received in connection with a Cash  Liquidation  or REO  Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement,  including without limitation  Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds),
                  including  Subsequent  Recoveries,  received during the preceding calendar month (or  deemed to have been so  received  in  accordance  with  Section
                  3.07(b)) to the extent  applied by the Master  Servicer as  recoveries  of principal  of the related  Mortgage  Loan  pursuant to Section 3.14 of the
                  Standard Terms (other than the related Discount  Fraction of the principal portion of such  unscheduled  collections,  with respect to each  Discount
                  Mortgage Loan, if any, in the related Loan Group);

                  (B)   with  respect to each  Mortgage  Loan in the related  Loan Group for which a Cash  Liquidation  or a REO  Disposition  occurred  during the preceding calendar month (or was deemed to have occurred  during such period in accordance with Section  3.07(b)) and did not result in any Excess  Special  Hazard Losses,
            Excess Fraud  Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses,  an
            amount  equal  to the  lesser  of (a) the  related  Senior  Percentage  for such
            Distribution  Date times the Stated  Principal  Balance  of such  Mortgage  Loan
            (other than the related  Discount  Fraction  of such Stated  Principal  Balance, with respect to each Discount  Mortgage Loan, if any, in the related Loan Group)
            and  (b)  the  related  Senior  Accelerated  Distribution  Percentage  for  such
            Distribution Date times the related unscheduled  collections  (including without limitation  Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds) to the
            extent applied by the Master  Servicer as recoveries of principal of the related
            Mortgage  Loan  pursuant  to Section  3.14 of the  Standard  Terms (in each case other  than the  portion  of such  unscheduled  collections,  with  respect to a
            Discount  Mortgage  Loan, if any, in the related Loan Group,  included in clause
            (C) of the definition of Class A-P Principal Distribution Amount;

                  (C)   the related  Senior  Accelerated  Distribution  Percentage  for such
            Distribution Date times the aggregate of all Principal  Prepayments in Full with respect to the related Loan Group received in the related  Prepayment Period and
            Curtailments  with respect to the related Loan Group  received in the  preceding calendar  month  (other than the  related  Discount  Fraction of such  Principal
            Prepayments  in Full and  Curtailments,  with respect to each Discount  Mortgage
            Loan in the related Loan Group);

                  (D)   any  portion of the  Excess  Subordinate  Principal  Amount for such
            Distribution Date allocated with respect to such Loan Group; and

                  (E)   amounts allocated to the related  Certificate  Group, as applicable, pursuant to Section 4.02(j); and

                  (F)   any amounts  described in subsection  (ii)(Y),  clauses (A), (B) and
            (C) of this Section 4.02(a),  as determined for any previous  Distribution Date,
            which  remain  unpaid  after  application  of  amounts  previously   distributed
            pursuant  to  this  clause  (E)  to  the  extent  that  such   amounts  are  not
            attributable  to Realized  Losses which have been  allocated to the  Subordinate
            Certificates; minus

                  (G)   the   related   Capitalization   Reimbursement   Amount   for   such
            Distribution  Date, other than the related  Discount  Fraction of any portion of that amount related to each Discount  Mortgage Loan, if any, in the related Loan
            Group,  multiplied by a fraction, the numerator of which is the Senior Principal
            Distribution  Amount,  without  giving  effect  to  this  clause  (F),  and  the denominator  of which is the sum of the principal  distribution  amounts for all
            Classes of related  Certificates  other than the related Class A-P Certificates, payable  from the  Available  Distribution  Amount  for the  related  Loan Group without  giving effect to any reductions  for the  Capitalization  Reimbursement
            Amount;

(iii) if the Certificate  Principal Balances of the Subordinate  Certificates  relating to a
      Loan Group have not been reduced to zero, to the Master Servicer or a Subservicer,  by remitting for deposit to the Custodial Account,  to the extent of and in reimbursement for any Advances or Subservicer  Advances  previously made with respect to any related
      Mortgage Loan or REO Property which remain  unreimbursed in whole or in part following the Cash  Liquidation or REO Disposition of such Mortgage Loan or REO Property,  minus any such  Advances  that were made  with  respect  to  delinquencies  that  ultimately constituted  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
      Losses or Extraordinary Losses;

(iv)  to the Holders of the Class I-M-1  Certificates or the Class II-M-1  Certificates,  as
      applicable,  the Accrued Certificate Interest thereon for such Distribution Date, plus
      any  Accrued   Certificate   Interest  thereon  remaining  unpaid  from  any  previous
      Distribution Date, except as provided below;

(v)   to the Holders of the Class I-M-1  Certificates or the Class II-M-1  Certificates,  as
      applicable,  an amount  equal to (x) the related  Subordinate  Principal  Distribution
      Amount for such Class of Certificates for each Loan Group for such Distribution  Date, minus  (y) the  amount  of any  related  Class  A-P  Collection  Shortfalls  for  such
      Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(vii),  (ix),
      (xi),  (xiii),  (xiv) and (xv) of this Series  Supplement are  insufficient  therefor, applied  in  reduction  of  the  Certificate  Principal  Balance  of the  Class  I-M-1
      Certificates or the Class II-M-1 Certificates, as applicable;

(vi)  to the Holders of the Class I-M-2  Certificates or the Class II-M-2  Certificates,  as
      applicable,  the Accrued Certificate Interest thereon for such Distribution Date, plus
      any  Accrued   Certificate   Interest  thereon  remaining  unpaid  from  any  previous
      Distribution Date, except as provided below;

(vii) to the Holders of the Class I-M-2  Certificates or the Class II-M-2  Certificates,  as
      applicable,  an amount  equal to (x) the related  Subordinate  Principal  Distribution
      Amount for such Class of Certificates for each Loan Group for such Distribution  Date, minus  (y) the  amount  of any  related  Class  A-P  Collection  Shortfalls  for  such
      Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a) (ix), (xi),
      (xiii),  (xiv)  and  (xv) are  insufficient  therefor,  applied  in  reduction  of the
      Certificate  Principal  Balance of the Class I-M-2  Certificates  or the Class  II-M-2
      Certificates, as applicable;

(viii)      to  the  Holders  of  the  Class  I-M-3   Certificates   or  the  Class   II-M-3
      Certificates,  as  applicable,  the  Accrued  Certificate  Interest  thereon  for such
      Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(ix)  to the Holders of the Class I-M-3  Certificates or the Class II-M-3  Certificates,  as
      applicable,  an amount  equal to (x) the related  Subordinate  Principal  Distribution
      Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus  (y) the  amount  of any  related  Class  A-P  Collection  Shortfalls  for  such
      Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xi),  (xiii),
      (xiv) and (xv) are  insufficient  therefor,  applied in reduction  of the  Certificate
      Principal  Balance of the Class I-M-3  Certificates or the Class II-M-3  Certificates,
      as applicable;

(x)   to the Holders of the Class I-B-1  Certificates or the Class II-B-1  Certificates,  as
      applicable,  the Accrued Certificate Interest thereon for such Distribution Date, plus
      any  Accrued   Certificate   Interest  thereon  remaining  unpaid  from  any  previous
      Distribution Date, except as provided below;

(xi)  to the Holders of the Class I-B-1  Certificates or the Class II-B-1  Certificates,  as
      applicable,  an amount  equal to (x) the related  Subordinate  Principal  Distribution
      Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus  (y) the  amount  of any  related  Class  A-P  Collection  Shortfalls  for  such
      Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xiii),  (xiv)
      and (xv) are insufficient therefor,  applied in reduction of the Certificate Principal
      Balance  of  the  Class  I-B-1  Certificates  or the  Class  II-B-1  Certificates,  as
      applicable;

(xii) to the Holders of the Class I-B-2  Certificates or the Class II-B-2  Certificates,  as
      applicable,  the Accrued Certificate Interest thereon for such Distribution Date, plus
      any  Accrued   Certificate   Interest  thereon  remaining  unpaid  from  any  previous
      Distribution Date, except as provided below;

(xiii)      to  the  Holders  of  the  Class  I-B-2   Certificates   or  the  Class   II-B-2
      Certificates,  as applicable, an amount equal to (x) the related Subordinate Principal
      Distribution  Amount  for such  Class of  Certificates  for each  Loan  Group for such
      Distribution Date minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(xiv)
      and (xv) are insufficient therefor,  applied in reduction of the Certificate Principal
      Balance  of  the  Class  I-B-2  Certificates  or the  Class  II-B-2  Certificates,  as
      applicable;

(xiv) to the Holders of the Class I-B-3  Certificates or the Class II-B-3  Certificates,  as
      applicable,  an amount equal to (x) the Accrued Certificate  Interest thereon for such
      Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous  Distribution  Date, except as provided below,  minus (y) the amount of any  related  Class  A-P  Collection  Shortfalls  for  such  Distribution  Date  or remaining  unpaid for all  previous  Distribution  Dates,  to the  extent the  amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

(xv)  to the Holders of the Class I-B-3  Certificates or the Class II-B-3  Certificates,  as
      applicable,  an amount  equal to (x) the related  Subordinate  Principal  Distribution
      Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus  (y) the  amount  of any  related  Class  A-P  Collection  Shortfalls  for  such
      Distribution Date or remaining unpaid for all previous  Distribution  Dates applied in reduction of the Certificate  Principal Balance of the Class I-B-3 Certificates or the
      Class II-B-3 Certificates, as applicable;

(xvi) to the Senior  Certificates,  on a pro rata basis in accordance with their  respective outstanding  Certificate  Principal  Balances,  the portion,  if any, of the Available
      Distribution  Amounts  for the  related  Loan  Group  remaining  after  the  foregoing distributions,  applied to reduce the  Certificate  Principal  Balances of such Senior
      Certificates,  but in no event more than the aggregate of the outstanding  Certificate
      Principal Balances of each such Class of Senior Certificates,  and thereafter, to each
      Class of related Subordinate  Certificates then outstanding  beginning with such Class with the Highest Priority,  any portion of the related Available  Distribution Amounts remaining after the related Senior  Certificates have been retired,  applied to reduce
      the  Certificate   Principal  Balance  of  each  such  Class  of  related  Subordinate
      Certificates,  but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii)      to the  Class  R-III  Certificates,  the  balance,  if  any,  of  the  Available
      Distribution Amounts for all Loan Groups.

      Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of related  Subordinate  Certificates  outstanding  on such  Distribution  Date with the Lowest
Priority,  or in the event the related  Subordinate  Certificates are no longer outstanding, the related Senior Certificates,  Accrued Certificate Interest thereon remaining unpaid from any  previous  Distribution  Date  will be  distributable  only  to the  extent  that  (1) a shortfall  in the  amounts  available  to pay Accrued  Certificate  Interest on any Class of
Certificates  results  from an  interest  rate  reduction  in  connection  with a  Servicing
Modification,  or (2) such unpaid Accrued Certificate  Interest was attributable to interest shortfalls  relating to the failure of the Master Servicer to make any required Advance,  or
the   determination   by  the  Master  Servicer  that  any  proposed   Advance  would  be  a
Nonrecoverable  Advance with respect to the related  Mortgage  Loan where such Mortgage Loan has not yet been  the  subject  of a Cash  Liquidation  or REO  Disposition  or the  related
Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)   (I) Distributions of principal from the Available  Distribution  Amount for Loan Group
I on each Distribution Date will be made as follows:

(i)   first,  the  Class  A-P  Principal  Distribution  Amount  for  Loan  Group I shall  be distributed to the Class I-A-P Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and

(ii)  second, an amount equal to the Senior Principal  Distribution  Amount for Loan Group I
      shall be distributed as follows:

                  (A)   first,  to  the  Class  R-I  Certificates,   until  the  Certificate
            Principal Balance of that class has been reduced to zero; and

                  (B)   second, any remaining amount to the Class I-A-1 Certificates,  until the  Certificate  Principal  Balance of the Class  I-A-1  Certificates  has been reduced to zero;

         (II)  Distributions  of principal from the Available  Distribution  Amount for Loan
      Group II on each Distribution Date will be made as follows:

            (i)   first,  the Class A-P  Principal  Distribution  Amount  for Loan  Group II
      shall  be  distributed  to  the  Class  II-A-P  Certificates,  until  the  Certificate
      Principal Balance of that class has been reduced to zero; and

            (ii)  second,  an amount equal to the Senior Principal  Distribution  Amount for
      Loan Group II shall be distributed as follows:

                  (A)   first, to the Class R-II  Certificates and Class R-III  Certificates
            on a pro rata basis in accordance with their  respective  Certificate  Principal
            Balances,  until  the  Certificate  Principal  Balance  of that  class  has been reduced to zero; and

                  (B)   second,  any  remaining  amount  to the Class  II-A-1  Certificates, until the Certificate Principal Balance of that class has been reduced to zero.

         (III)  Distributions of principal from the Available  Distribution  Amount for Loan
      Group III on each Distribution Date will be made as follows:

            (i) first, the Class A-P Principal  Distribution Amount for Loan Group III shall be  distributed  to the Class II-A-P  Certificates,  until the  Certificate  Principal
      Balance of that Class has been reduced to zero; and

            (ii) second,  an amount equal to the Senior  Principal  Distribution  Amount for
      Loan Group III shall be  distributed  to the Class  III-A-1,  Class  III-A-2 and Class
      III-A-3  Certificates,  on a pro  rata  basis  in  accordance  with  their  respective
      Certificate  Principal  Balances,  until the Certificate  Principal  Balances  thereof have been reduced to zero.

(c)   Notwithstanding   Section   4.02(b)(I)(ii),   Section   4.02(b)(II)(ii)   and  Section
4.02(b)(III)(ii),  on or after the related Credit Support Depletion Date for Loan Group I or
Loan Group II and Loan  Group III on a combined  basis,  the Senior  Principal  Distribution
Amount for the related Loan Group will be distributed to the remaining  Senior  Certificates in the related  Certificate  Group (other than the related  Class A-P  Certificates  and the related Class A-V  Certificates)  pro rata in accordance with their  respective  outstanding
Certificate Principal Balances;  provided,  however, that until reduction of the Certificate
Principal  Balance  of  the  Class  III-A-2  Certificates  to  zero,  the  aggregate  amount distributable to the Class III-A-1  Certificates  and Class III-A-2  Certificates in respect of the aggregate Accrued Certificate  Interest thereon and in respect of their aggregate pro rata portion of the related Senior Principal  Distribution  Amount will be distributed among those Certificates in the following priority:  first, to the Class III-A-1 Certificates,  up to an amount equal to the Accrued  Certificate  Interest on the Class III-A-1  Certificates;
second,  to the  Class  III-A-1  Certificates,  up to an amount  equal to the  Super  Senior
Optimal Principal  Distribution Amount for the Class III-A-1  Certificates,  in reduction of the Certificate  Principal Balance thereof,  until the Certificate Principal Balance thereof has been reduced to zero;  third, to the Class III-A-2  Certificates,  up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class III-A-2  Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

(d)   After the  reduction of the  Certificate  Principal  Balances of all Classes of Senior
Certificates  of a  Certificate  Group (other than the related  Class A-P  Certificates)  to zero but prior to the related  Credit  Support  Depletion  Date,  such  Senior  Certificates
(other  than  the  related  Class  A-P   Certificates)   will  be  entitled  to  no  further
distributions of principal thereon and the applicable Available  Distribution Amount will be distributed  solely to the holders of the related Class A-P Certificates,  the related Class
A-V Certificates and the related Subordinate Certificates, in each case as described herein.

(e)   In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the  Master  Servicer  shall  deposit  such funds  into the  Custodial  Account
pursuant  to  Section   3.07(b)(iii).   If,  after  taking  into  account  such   Subsequent
Recoveries,  the  amount of a  Realized  Loss is  reduced,  the  amount  of such  Subsequent
Recoveries  will be applied to increase the  Certificate  Principal  Balance of the Class of
related  Subordinate  Certificates  with a Certificate  Principal  Balance greater than zero with the highest payment  priority to which Realized  Losses,  other than Excess  Bankruptcy
Losses,  Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses,  have been allocated,  but not by more than the amount of Realized Losses previously  allocated to that  Class  of  Certificates  pursuant  to  Section  4.05.  The  amount  of  any  remaining
Subsequent  Recoveries  will be  applied to  increase  from zero the  Certificate  Principal
Balance of the Class of related  Certificates  with the next lower payment  priority,  up to the amount of Realized Losses  previously  allocated to that Class of Certificates  pursuant to Section 4.05.  Any remaining  Subsequent  Recoveries  will in turn be applied to increase from zero the Certificate  Principal  Balance of the Class of related  Certificates with the next lower  payment  priority up to the amount of Realized  Losses  previously  allocated to that  Class  of  Certificates  pursuant  to  Section  4.05,  and  so  on.  Holders  of  such
Certificates will not be entitled to any payment in respect of Accrued Certificate  Interest on the amount of such  increases  for any Interest  Accrual  Period  preceding  the Interest
Accrual  Period that relates to the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the Certificate  Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f)   [Reserved]

(g)   Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof, and the Depository shall be solely responsible for crediting the  amount  of  such  distribution  to the  accounts  of  its  Depository  Participants  in accordance  with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing such  distribution  to the Certificate  Owners that it represents and to each indirect  participating  brokerage  firm (a  "brokerage  firm")  for which it acts as agent.
Each brokerage firm shall be responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the
Master Servicer shall have any responsibility therefor.

(h)   Except as otherwise provided in Section 9.01, if the Master Servicer  anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on the next
Distribution  Date, the Master Servicer shall, no later than the  Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee shall,  no later than two (2) Business  Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates  a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution  with  respect  to such Class of  Certificates  will be made on such
Distribution  Date but only upon  presentation  and  surrender of such  Certificates  at the office of the Trustee or as otherwise  specified therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the related Interest Accrual Period. In the event that  Certificateholders  required to surrender their Certificates pursuant to Section
9.01(c) do not surrender their Certificates for final cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be withdrawn from the Certificate
Account   and   credited   to  a  separate   escrow   account   for  the   benefit  of  such
Certificateholders as provided in Section 9.01(d).

(i)   On any Distribution  Date prior to the occurrence of the Credit Support Depletion Date for Loan  Group II and Loan  Group III that  occurs  after the  reduction  of the  aggregate
Certificate  Principal  Balance  of the Group II  Senior  Certificates  or Group III  Senior
Certificates to zero, the outstanding  Certificates relating to the other of Group II Senior
Certificates or Group III Senior  Certificates,  as applicable,  will be entitled to receive
100% of the  mortgagor  prepayments  on the Mortgage  Loans in the Loan Group related to the
Certificate  Group that has been reduced to zero.  Such amounts  allocated to a  Certificate
Group shall be treated as part of the related Available  Distribution Amount and distributed as part  of the  related  Senior  Principal  Distribution  Amount  in  accordance  with  the priorities  set  forth  in  4.02(b)  above,  in  reduction  of  such  Certificate  Principal
Balances.  Notwithstanding the foregoing,  the remaining Certificates in a Certificate Group will not be entitled to receive  mortgagor  prepayments  on the  Mortgage  Loans in the Loan
Group  related to the  Certificate  Group that has been reduced to zero if the following two conditions are satisfied:  (1) the weighted average of the Subordinate  Percentages for both
Loan Group II and Loan Group III for such  Distribution  Date,  weighted on the basis of the
Stated  Principal  Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted  average of the initial  Subordinate  Percentages  for both -Loan Groups, calculated on that basis and (2) the outstanding  principal balance of the Mortgage Loans in both  Loan  Groups  delinquent  60 days or more  averaged  over the last  six  months,  as a percentage  of the aggregate  outstanding  Certificate  Principal  Balance of the Class II-M
Certificates and Class II-B Certificates, is less than 50%.

(j)   For any  Undercollateralized  Certificate  Group on any Distribution Date prior to the
Credit Support Depletion Date (i) 100% of the mortgagor  prepayments  allocable to the Class
II-M  Certificates and Class II-B Certificates on the Mortgage Loans in the non-related Loan
Group will be distributed to such  Undercollateralized  Certificate Group in accordance with the priorities set forth in Section  4.02(b) for the related Senior  Principal  Distribution
Amount,  in  reduction  of the  Certificate  Principal  Balance of such  Undercollateralized
Certificate  Group,  until such  Certificate  Principal  Balance equals the aggregate Stated
Principal  Balance of the Mortgage  Loans in the related Loan Group and (ii) an amount equal to one  month's  interest  at a rate of 6.00% per annum on the  related  Undercollateralized
Amount will be distributed  from that portion of the Available  Distribution  Amount for the non-related Loan Group that would be otherwise  allocable to the Class II-M Certificates and
Class II-B  Certificates,  in the following  priority:  first to pay any unpaid  interest on such Undercollateralized  Certificate Sub-Group, pro rata, and then to pay principal thereon in the manner described in clause (i) above.

Section  4.3      Statements  to  Certificateholders;  Statements to the Rating  Agencies;
                  Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section  4.4      Distribution  of Reports to the Trustee and the Company;  Advances by the
                  Master Servicer. (See Section 4.04 of the Standard Terms)

Section  4.5      Allocation of Realized Losses.

      Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized  Losses,   if  any,  that  resulted  from  any  Cash   Liquidation,   Servicing
Modification,  Debt Service Reduction,  Deficient Valuation or REO Disposition that occurred during the  related  Prepayment  Period  or, in the case of a  Servicing  Modification  that constitutes  a  reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount  of the reduction  in the  interest  portion of the  Monthly  Payment  due during  the  related  Due
Period.  The amount of each  Realized  Loss shall be evidenced by an Officers'  Certificate.
All Realized  Losses on Mortgage  Loans in a Loan Group,  other than Excess  Special  Hazard
Losses,  Extraordinary  Losses,  Excess Bankruptcy  Losses or Excess Fraud Losses,  shall be allocated to the  Certificates in the related  Certificate  Group as follows:  first, to the
Class  I-B-3  Certificates  or the  Class  II-B-3  Certificates,  as  applicable,  until the
Certificate  Principal Balance thereof has been reduced to zero;  second, to the Class I-B-2
Certificates  or the  Class  II-B-2  Certificates,  as  applicable,  until  the  Certificate
Principal Balance thereof has been reduced to zero;  third, to the Class I-B-1  Certificates or the Class II-B-1  Certificates,  as applicable,  until the Certificate  Principal Balance thereof  has been  reduced to zero;  fourth,  to the Class I-M-3  Certificates  or the Class
II-M-3  Certificates,  as applicable,  until the Certificate  Principal  Balance thereof has been  reduced  to  zero;  fifth,  to  the  Class  I-M-2  Certificates  or the  Class  II-M-2
Certificates,  as  applicable,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;  sixth, to the Class I-M-1  Certificates or the Class II-M-1  Certificates,
as applicable,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
and,  thereafter,  if any such Realized Loss is on a Discount  Mortgage Loan, to the related
Class A-P Certificates in an amount equal to the related Discount  Fraction of the principal portion of the  Realized  Loss  until the  Certificate  Principal  Balance of such Class A-P
Certificates  has been reduced to zero,  and the  remainder of such  Realized  Losses on the
Discount  Mortgage  Loans in the related Loan Group and the entire  amount of such  Realized
Losses on Non-Discount  Mortgage Loans in the related Loan Group will be allocated among (i)
the  Group I Senior  (other  than the  Class  I-A-P  Certificates)  and,  in the case of the interest  portion of such  Realized  Loss,  the Class I-A-V  Certificates  (in the case of a
Group I Loan) on a pro rata  basis,  (ii) Group II Senior  Certificates  and, in the case of the interest  portion of such  Realized  Loss,  Class II-A-V on a pro rata basis or (iii) to the Group III Senior  Certificates and, in the case of the interest portion of such Realized
Loss, the Class II-A-V  Certificates  (in the case of a Group III Loan) on a pro rata basis, as described below; provided,  however, that such Realized Losses otherwise allocable to the
Class III-A-1  Certificates  will be allocated to the Class III-A-2  Certificates  until the
Certificate Principal Balance of the Class III-A-2 Certificates has been reduced to zero.

      The principal portion of any Excess Special Hazard Losses,  Excess Bankruptcy  Losses,
Excess Fraud Losses and  Extraordinary  Losses on Discount  Mortgage Loans will be allocated to the related Class A-P  Certificates in an amount equal to the related  Discount  Fraction thereof.  The Class I-A  Percentage,  Class II-A  Percentage or Class III-A  Percentage  (as
applicable)  of the remainder of the principal  portion of such losses on Discount  Mortgage
Loans and the Class I-A  Percentage,  Class II-A  Percentage or Class III-A  Percentage  (as
applicable)  of the entire  amount of the principal  portion of such losses on  Non-Discount
Mortgage  Loans will be  allocated  to (i) the Group I Senior  (other  than the Class  I-A-P
Certificates  and the  Class  I-A-V  Certificates),  on a pro rata  basis  (in the case of a
Realized  Loss on a Group I Loan),  (ii) Group II Senior  Certificates,  on a pro rata basis
(in the case of a  Realized  Loss on a Group II  Loan),  or (iii) to the  Group  III  Senior
Certificates  on a pro rata basis (in the case of a Realized Loss on a Group III Loan).  The remainder  of  the  principal  portion  of  such  losses  on  Discount  Mortgage  Loans  and
Non-Discount  Mortgage  Loans will be allocated to the Class M  Certificates  in the related
Certificate  Group and Class B Certificates in the related  Certificate  Group on a pro rata basis.  The interest  portion of such losses will be allocated to all of the Certificates in the  related  Certificate  Group,  on a pro  rata  basis  based on the  Accrued  Certificate
Interest thereon payable from the related Loan Group in respect of the related  Distribution
Date.

      As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more specified  Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to  distributions to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon  payable from the related Loan Group in respect of such  Distribution  Date and derived from the related Loan Group (without  regard to any Compensating  Interest  allocated to the Available  Distribution  Amount of such Loan
Group for such  Distribution  Date) in the case of an interest  portion of a Realized  Loss.
Except as provided in the following  sentence,  any  allocation of the principal  portion of
Realized  Losses (other than Debt Service  Reductions) to a Class of  Certificates  shall be made by reducing  the  Certificate  Principal  Balance  thereof by the amount so  allocated, which allocation shall be deemed to have occurred on such Distribution  Date;  provided that no  such  reduction  shall  reduce  the  aggregate  Certificate  Principal  Balance  of  the
Certificates in any Certificate  Group or Certificate  Sub-Group,  as applicable,  below the aggregate  Stated  Principal  Balance of the  Mortgage  Loans in the  related  Loan Group or
Sub-Loan  Group.  Any  allocation  of the principal  portion of Realized  Losses (other than
Debt Service Reductions) to the related  Subordinate  Certificates then outstanding with the
Lowest  Priority  shall be made by operation of the  definition  of  "Certificate  Principal
Balance"  and  by  operation  of the  provisions  of  Section  4.02(a).  Allocations  of the interest portions of Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification)  shall be made in proportion to the amount of Accrued Certificate
Interest  and by  operation  of the  definition  of "Accrued  Certificate  Interest"  and by operation of the provisions of Section  4.02(a).  Allocations  of the interest  portion of a
Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by operation of the provisions of Section  4.02(a).  Allocations of the  principal  portion of Debt  Service  Reductions  shall be made by  operation  of the provisions  of Section  4.02(a).  All Realized  Losses and all other  losses  allocated to a
Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage  Interests  evidenced thereby;  provided that if any Subclasses of the Class A-V Certificates  have been issued pursuant to Section  5.01(c),  such Realized
Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such  Subclasses in proportion to the  respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date that would have resulted absent such reductions.

Section  4.6      Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                  Section 4.06 of the Standard Terms)

Section  4.7      Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                  Standard Terms)

Section  4.8      Surety Bond. (See Section 4.08 of the Standard Terms)

                                          ARTICLE V

                                      THE CERTIFICATES

Section  5.1      The Certificates.

1.          (See Section 5.01(a) of the Standard Terms).

2.          Except as provided  below,  registration of Book-Entry  Certificates  may not be transferred  by  the  Trustee  except  to  another  Depository  that  agrees  to  hold  such
Certificates for the respective  Certificate Owners with Ownership  Interests  therein.  The
Holders of the Book-Entry  Certificates shall hold their respective  Ownership  Interests in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of
such  Ownership  Interests.   All  transfers  by  Certificate  Owners  of  their  respective
Ownership  Interests in the  Book-Entry  Certificates  shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing  such
Certificate Owner. Each Depository  Participant shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the
Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of
Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the
Company is unable to locate a qualified successor or (ii) the Company notifies the
Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage
Interest in the related Class of Certificates.  In order to make such a request, such
Certificate Owner shall, subject to the rules and procedures of the Depository, provide the
Depository or the related Depository Participant with directions for the Certificate
Registrar to exchange or cause the exchange of the Certificate Owner's interest in such
Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal
Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive
Certificate, and any other information reasonably required by the Certificate Registrar),
(i) the Certificate Registrar shall instruct the Depository to reduce the related
Depository Participant's account by the aggregate Certificate Principal Balance of the
Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's
Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

      Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive
Certificates, the Trustee and the Master Servicer shall recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

3.          (See Section 5.01(c) of the Standard Terms)

Section  5.2      Registration  of Transfer  and  Exchange  of  Certificates.  (See  Section
                  5.02 of the Standard Terms)

Section  5.3      Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section 5.03 of
                  the Standard Terms)

Section  5.4      Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

Section  5.5      Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

Section  5.6      U.S.A. Patriot Act Compliance.  (See Section 5.06 of the Standard Terms)

                                        ARTICLE VI

                            THE COMPANY AND THE MASTER SERVICER

                           (See Article VI of the Standard Terms)

                                        ARTICLE VII

                                          DEFAULT

                          (See Article VII of the Standard Terms)

                                        ARTICLE VIII

                                   CONCERNING THE TRUSTEE

Section  8.1      Duties of the Trustee.  (See Section 8.01 of the Standard Terms).

Section  8.2      Certain Matters Affecting the Trustee.  (See Section 8.02 of the
                  Standard Terms).

Section  8.3      Trustee Not Liable for Certificates or Mortgage Loans.  (See      Section
                  8.03 of the Standard Terms).

Section  8.4      Trustee May Own Certificates.  (See Section 8.04 of the Standard  Terms).

Section  8.5      Master Servicer to Pay Trustee's Fees and Expenses;   Indemnification.
                  (See Section 8.05 of the Standard Terms).

Section  8.6      Eligibility Requirements for Trustee.  (See Section 8.06 of the
                  Standard Terms).

Section  8.7      Resignation and Removal of the Trustee.  (See Section 8.07 of the
                  Standard Terms).

Section  8.8      Successor Trustee.  (See Section 8.08 of the Standard Terms).

Section  8.9      Merger or Consolidation of Trustee.  (See Section 8.09 of the
                  Standard Terms).

Section  8.10     Appointment of the Co-Trustee or Separate Trustee.  (See Section  8.10 of
                  the Standard Terms).

Section  8.11     Appointment of the Custodians.  (See Section 8.11 of the Standard
                  Terms).

Section  8.12     Appointment of Office or Agency.

      The  Trustee  will  maintain  an office or agency in the United  States at the address designated in Section 11.05 of the Series  Supplement where  Certificates may be surrendered for  registration  of  transfer or  exchange.  The  Trustee  will  maintain an office at the address  stated in Section  11.05 of the Series  Supplement  where notices and demands to or upon the Trustee in espect of this Agreement may be served.

                                         ARTICLE IX

                    TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section  9.1      Optional Purchase by the Master Servicer of All Certificates; Termination
                  Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

      (a)   Subject to Section 9.02, the respective  obligations and responsibilities of the
Depositor,   the  Master  Servicer  and  the  Trustee  created  hereby  in  respect  of  the
Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter  set forth) shall terminate upon the last action required to be taken  by the  Trustee  on the  Final  Distribution  Date  pursuant  to this  Article  IX following the earlier of:

            (i)   the later of the final payment or other  liquidation  (or any Advance with respect  thereto)  of the  last  Mortgage  Loan  remaining  in the  Trust  Find or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

            (ii)  the purchase by the Master  Servicer of all Group I Loans and all property acquired in respect of any Group I Loan  remaining  in the Trust Fund and the purchase by the  Master  Servicer  of all Group II Loans  and Group III Loans and all  property acquired  in  respect of any Group II Loan and Group III Loan  remaining  in the Trust
      Fund, in each case, at a price equal to 100% of the unpaid  principal  balance of each
      Mortgage Loan (or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such  Mortgage  Loan with  respect to Mortgage
      Loans as to which title has been  acquired if such fair market value is less than such
      unpaid  principal  balance)  (net  of  any  unreimbursed   Advances   attributable  to
      principal)  on the  day of  repurchase,  plus  accrued  interest  thereon  at the  Net
      Mortgage  Rate (or  Modified Net  Mortgage  Rate in the case of any Modified  Mortgage
      Loan),  to, but not  including,  the first day of the month in which  such  repurchase price is  distributed;  provided,  however,  that in no event shall the trust  created hereby  continue beyond the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late ambassador of the United States to the Court of St.  James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is  necessary,  as determined by the Master  Servicer,  to avoid  disqualification  of any portion of any REMIC  formed under  this  Series  Supplement  as a REMIC.  The  purchase  price  paid by the Master
      Servicer  shall also include any amounts owed by Residential  Funding  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect of any liability, penalty  or  expense  that  resulted  from  a  breach  of  the  compliance  with  laws representation  pursuant  to Section  4(k) of the  Assignment  Agreement,  that remain unpaid on the date of such purchase.

      The right of the  Master  Servicer  to  purchase  all the  assets  of the  Trust  Fund relating  to the  Group I Loans,  pursuant  to clause  (ii)  above is  conditioned  upon the
Aggregate Stated Principal Balance of the Group I Loans as of the Final  Distribution  Date,
prior to giving effect to  distributions  to be made on such  Distribution  Date, being less than ten percent of the Cut-off Date  Principal  Balance of Group I Loans.  The right of the
Master  Servicer to purchase all the assets of the Trust Fund relating to the Group II Loans and the Group III Loans,  pursuant to clause (ii) above is  conditioned  upon the  Aggregate
Stated  Principal  Balance  of the  Group II  Loans  and  Group  III  Loans as of the  Final
Distribution  Date, prior to giving effect to distributions to be made on such  Distribution
Date,  being less than ten percent of the  Cut-off  Date  Principal  Balance of the Group II
Loans and Group III Loans.  If such right is  exercised by the Master  Servicer,  the Master
Servicer  shall be deemed to have been  reimbursed  for the full amount of any  unreimbursed
Advances  theretofore  made by it with respect to the  Mortgage  Loans being  purchased.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by
Section 3.15 and the Trustee and any  Custodian  shall,  promptly  following  payment of the purchase  price,  release  to the Master  Servicer  the  Mortgage  Files  pertaining  to the
Mortgage Loans being purchased.

      In addition to the foregoing,  on any Distribution  Date on which the Aggregate Stated
Principal  Balance of the Group I Loans,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal  Balance of the Group I Loans,  the Master Servicer shall have the right, at its option,  to purchase the  Certificates  related to Loan Group I, in whole,  but not in part,  at a price equal to the sum of the outstanding  Certificate  Principal Balance of such Certificates plus the sum of one month's Accrued  Certificate  Interest  thereon,  or, with respect to the Class I-A-V
Certificates,   on  their  Notional  Amount,  any  previously  unpaid  Accrued   Certificate
Interest.  On any Distribution  Date on which the Aggregate Stated Principal  Balance of the
Group II Loans and Group III Loans,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal  Balance of the Group II Loans and Group III Loans,  the Master  Servicer  shall have the right,  at its option, to purchase the Certificates  related to Loan Group II and Loan Group III, in whole, but not in  part,  at a price  equal  to the sum of the  outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of one  month's  Accrued  Certificate  Interest thereon,  or, with respect to the Class II-A-V  Certificates,  on their Notional Amount, any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the outstanding Certificates,  the Master Servicer will promptly terminate the  respective  obligations  and  responsibilities  created  hereby  in  respect  of  these
Certificates pursuant to this Article IX.

      (b)   The Master  Servicer  shall give the Trustee not less than 60 days' prior notice of  the  Distribution  Date  on  which  the  Master  Servicer  anticipates  that  the  final distribution will be made to Certificateholders  (whether as a result of the exercise by the
Master  Servicer  of its right to  purchase  the  assets of the  Trust  Fund or  otherwise).
Notice of any termination,  specifying the anticipated Final  Distribution Date (which shall be a date that would  otherwise be a  Distribution  Date) upon which the  Certificateholders may surrender their  Certificates to the Trustee for payment of the final  distribution  and cancellation,  shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust  Fund),  or by the Trustee (in any other case) by letter to  Certificateholders  mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

            (i)   the anticipated  Final  Distribution  Date upon which final payment of the
      Certificates   is  anticipated  to  be  made  upon   presentation   and  surrender  of
      Certificates at the office or agency of the Trustee therein designated,

            (ii)  the amount of any such final payment, if know, and

            (iii) that the Record Date  otherwise  applicable to such  Distribution  Date is not applicable,  and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

      If  the  Master  Servicer  is  obligated  to  give  notice  to  Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such notice is given to  Certificateholders.  In the event such notice is given by the Master  Servicer, the Master Servicer shall deposit in the Certificate  Account before the Final  Distribution
Date in immediately  available funds an amount equal to the purchase price for the assets of the Trust  Fund  computed  as above  provided.  The  Master  Servicer  shall  provide to the
Trustee written  notification of any change to the anticipated  Final  Distribution  Date as soon  as  practicable.  If the  Trust  Fund  is not  terminated  on  the  anticipated  Final
Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

      (c)   Upon  presentation and surrender of the Certificates by the  Certificateholders,
the  Trustee  shall   distribute  to  the   Certificateholders   (i)  the  amount  otherwise
distributable  on such  Distribution  Date, if not in connection with the Master  Servicer's election to repurchase,  or (ii) if the Master Servicer elected to so repurchase,  an amount equal to the outstanding  Certificate  Principal Balance of the  Certificates,  plus Accrued
Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest.

      (d)   In the event that any Certificateholders  shall not surrender their Certificates for final payment and  cancellation  on or before the Final  Distribution  Date, the Trustee shall on such date  cause all funds in the  Certificate  Account  not  distributed  in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining
Certificateholders  by depositing such funds in a separate escrow account for the benefit of such Certificateholders,  and the Master Servicer (if it exercised its right to purchase the assets of the Trust  Fund),  or the Trustee (in any other case) shall give a second  written notice to the remaining  Certificateholders to surrender their Certificates for cancellation and receive the final  distribution  with  respect  thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer to contact the  remaining
Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the escrow  account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within  nine  months  after the second notice any Certificates shall not have been surrendered for cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master
Servicer shall thereafter hold such amounts until  distributed to such holders.  No interest shall  accrue or be  payable  to any  Certificateholder  on any  amount  held in the  escrow account  or by the  Master  Servicer  as a result  of such  Certificateholder's  failure  to surrender its  Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

Section  9.2      Additional Termination Requirements.  (See Section 9.02 of the Standard
                  Terms).

Section  9.3      Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms).

                                          ARTICLE X

                                      REMIC PROVISIONS

Section  10.1     REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.2     Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                  Section 10.02 of the Standard Terms)

Section  10.3     Designation of REMICs.

      The REMIC  Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement  (including the
Group  I  Loans)  as a  REMIC  ("REMIC  I") for  federal  income  tax  purposes.  The  REMIC
Administrator  shall  make an  election  to  treat  the  entire  segregated  pool of  assets described in the definition of REMIC II, and subject to this Agreement  (including the Group
II Loans and the Group III Loans) as a REMIC  ("REMIC II") for federal  income tax purposes.
The REMIC  Administrator  shall  make an  election  to treat the entire  segregated  pool of assets comprised of the Uncertificated  REMIC I Regular Interests and  Uncertificated  REMIC
II Regular Interests as a REMIC ("REMIC III") for federal income tax purposes.

      The  Uncertificated  REMIC I Regular Interests will be "regular  interests" in REMIC I and the Class R-I  Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions (as defined  herein) under the federal income tax law.
The  Uncertificated  REMIC II Regular Interests will be "regular  interests" in REMIC II and the Class R-II Certificates  will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

      The Class I-A-1,  Class II-A-1,  Class III-A-1,  Class III-A-2,  Class III-A-3,  Class
I-A-P, Class II-A-P,  Class I-M-1, Class I-M-2, Class I-M-3, Class I-B-1, Class I-B-2, Class
I-B-3,  Class II-M-1,  Class  II-M-2,  Class  II-M-3,  Class II-B-1,  Class II-B-2 and Class
II-B-3  Certificates  and  the  Uncertificated  REMIC  III  Regular  Interests  Z1  and  the
Uncertificated  REMIC  III  Regular  Interests  Z2,  the  rights  in and to  which  will  be represented  by the related  Class A-V  Certificates,  will be "regular  interests" in REMIC
III,  and the  Class  R-III  Certificates  will be the sole  class of  "residual  interests"
therein for purposes of the REMIC  Provisions  (as defined  herein) under federal income tax law.  On and after the date of issuance of any  Subclass of related  Class A-V  Certificates pursuant to Section  5.01(c) of the Standard  Terms,  any such Subclass  will  represent the related  Uncertificated REMIC III Regular Interest or Interests Z1 or Interests Z2 specified by the initial Holder of the related Class A-V Certificates pursuant to said Section.

Section  10.4     Distributions on the Uncertificated REMIC I and REMIC II Regular
                  Interests.

      (a)   On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated  REMIC I Regular Interests and  Uncertificated  REMIC II
Regular Interests,  the Uncertificated REMIC I Regular Interest Distribution Amounts and the
Uncertificated  REMIC  II  Regular  Interest  Distribution  Amounts,  respectively,  in  the following order of priority to the extent of the related Available  Distribution  Amount, as
reduced  by   distributions   made  to  the  Class  R-I   Certificates  or  the  Class  R-II
Certificates, as applicable, pursuant to Section 4.02(a):

            (i)   Uncertificated  Accrued  Interest  on the  Uncertificated  REMIC I Regular
      Interests or the Uncertificated  REMIC II Regular Interests,  as applicable,  for such
      Distribution Date, plus any  Uncertificated  Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

            (ii)  In accordance with the priority set forth in Section  10.04(b),  an amount equal to the sum of the amounts in respect of  principal  distributable  on each Class
      of  Certificates   (other  than  the  Class  R-I   Certificates  and  the  Class  R-II
      Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

      (b)   The amount  described in Section  10.04(a)(ii) in respect of the  Uncertificated
REMIC  I  Regular  Interest   Distribution  Amounts  shall  be  deemed  distributed  to  (i)
Uncertificated  REMIC I Regular Interest X and (ii) Uncertificated  REMIC I Regular Interest
Y with the amount to be distributed  allocated  among such interests in accordance  with the priority  assigned  to each  Related  Class of  Certificates,  respectively,  under  Section
4.02(b)  until the  Uncertificated  Principal  Balance of each such  interest  is reduced to zero. The amount described in Section  10.04(a)(ii) in respect of the  Uncertificated  REMIC
II Regular Interest  Distribution  Amounts shall be deemed distributed to (i) Uncertificated
REMIC II Regular  Interest X and (iii)  Uncertificated  REMIC II Regular Interest Y with the amount to be  distributed  allocated  among such  interests in accordance  with the priority assigned to each Related Class of  Certificates  (other than the Class R-III  Certificates), respectively,  under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

      (c)   The portion of the Uncertificated REMIC I Regular Interest  Distribution Amounts
described in Section  10.04(a)(ii)  shall be deemed  distributed  by REMIC I to REMIC III or
REMIC II to REMIC III, as the case may be, in accordance  with the priority  assigned to the
REMIC III  Certificates  relative to that assigned to the REMIC I Certificates and the REMIC
II Certificates under Section 4.02(b).

      (d)   In determining  from time to time the  Uncertificated  REMIC I Regular  Interest
Distribution  Amounts, the Uncertificated REMIC II Regular Interest Distribution Amounts and
Uncertificated REMIC III Regular Interest Distribution Amounts:

            (i)   Realized  Losses  allocated to the Class A-V  Certificates  under  Section
      4.05 shall be deemed allocated to the  Uncertificated  REMIC III Regular Interests Z1,
      in the  case of the  Class  I-A-V  Certificates,  and  the  Uncertificated  REMIC  III
      Regular Interests Z2, in the case of the Class I-A-V Certificates,  pro rata according to the respective  amounts of Uncertificated  Accrued Interest that would have accrued on such  Uncertificated  REMIC III  Regular  Interests  Z1 or Z2 for the  Distribution
      Date for which such allocation is being made in the absence of such allocation;

             (ii) Realized Losses  allocated to the Class I-A-P  Certificates  under Section
      4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

            (iii) Realized Losses allocated to the Class II-A-P  Certificates  under Section
      4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest X;

            (iv)  Realized Losses  allocated to the Class I-A-1,  Class I-M-1,  Class I-M-2,
      Class  I-M-3,  Class  I-B-1,  Class I-B-2 and Class I-B-3 under  Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y;

            (v)   Realized  Losses  allocated  to the Class  II-A-1,  Class  III-A-1,  Class
      III-A-2,  Class  III-A-3,  Class  II-M-1,  Class II-M-2,  Class II-M-3,  Class II-B-1,
      Class II-B-2,  Class II-B-3  Certificates and Class R-III  Certificates  under Section
      4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest Y;

            (vi)  Realized  Losses  allocated  to  the   Uncertificated   REMIC  II  Regular
      Interests Z1 under clause (i), above, shall be deemed allocated,  in each case, to the related Uncertificated REMIC I Regular Interest Z; and

            (vii) Realized  Losses  allocated  to  the   Uncertificated   REMIC  II  Regular
      Interests Z2 under clause (i), above, shall be deemed allocated,  in each case, to the related Uncertificated REMIC II Regular Interest Z.

      (e)   On each  Distribution  Date the Trustee shall be deemed to distribute from REMIC
III, in the priority set forth in Sections  4.02(a) and (b), to the Holders of each Class of
Certificates  (other than the Class R-I  Certificates and the Class R-II  Certificates)  the
amounts  distributable thereon from the Uncertificated REMIC I Regular Interest Distribution
Amounts and the  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts deemed to have been  received  by REMIC III from REMIC I and REMIC II under this  Section  10.04.  The amounts deemed  distributed  hereunder with respect to the Class I-A-V  Certificates and the
Class  II-A-V  Certificates  shall be deemed  to have been  distributed  in  respect  of the
Uncertificated  REMIC III  Regular  Interests  Z1 and the  Uncertificated  REMIC III Regular
Interests Z2,  respectively,  in accordance with their respective  Uncertificated  REMIC III
Regular Interest  Distribution  Amounts, as such Uncertificated  REMIC III Regular Interests
Z1 and  the  Uncertificated  REMIC  III  Regular  Interests  Z2  comprise  the  Class  I-A-V
Certificates and the Class II-A-V Certificates, respectively.

      (f)   Notwithstanding the deemed  distributions on the Uncertificated  REMIC I Regular
Interests  and the  Uncertificated  REMIC II Regular  Interests  described  in this  Section
10.04,  distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section  10.5     Compliance with Withholding Requirements.

            Notwithstanding  any other  provision  of this  Agreement,  the  Trustee  or any
Paying  Agent,  as  applicable,  shall  comply  with all  federal  withholding  requirements respecting  payments to  Certificateholders,  including  interest or original issue discount payments  or  advances  thereof  that  the  Trustee  or any  Paying  Agent,  as  applicable, reasonably believes are applicable under the Code. The consent of  Certificateholders  shall not be  required  for such  withholding.  In the event the Trustee or any Paying  Agent,  as applicable,  does withhold any amount from interest or original issue  discount  payments or advances thereof to any Certificateholder pursuant to federal withholding requirements,  the
Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount  withheld to such
Certificateholder pursuant to the terms of such requirements.

                                         ARTICLE XI

                                  MISCELLANEOUS PROVISIONS

Section  11.1     Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.2     Recordation of Agreement;  Counterparts.  (See Section 11.02 of the
                  Standard Terms)

Section  11.3     Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                  Standard Terms)

Section  11.4     Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.5     Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

---------------------------------------------------------------------------------
         Recipient                                 Address
---------------------------------------------------------------------------------
Company                      8400 Normandale Lake Boulevard
                             Suite 250, Minneapolis, Minnesota  55437,
                             Attention:  President

---------------------------------------------------------------------------------
Master Servicer              2255 N. Ontario Street, Suite 400
                             Burbank, California 91504-2130,
                             Attention:  Managing Director/Master Servicing

---------------------------------------------------------------------------------
Trustee                      Corporate Trust Office
                             1761 East St. Andrew Place
                             Santa Ana, California 92705-4934,
                             Attention:  Residential Accredit Loans, Inc.
                             Series 2005-QS14

                             The Trustee designates its offices located at DB
                             Services Tennessee, 648 Grassmere Park Road,
                             Nashville, TN  37211-3658  Attn:  Transfer Unit,
                             for the purposes of Section 8.12 of the Standard
                             Terms

---------------------------------------------------------------------------------
Moody's Investors Service,   99 Church Street, 4th Floor
Inc.                         New York, New York 10004

---------------------------------------------------------------------------------
Fitch Ratings                One State Street Plaza
                             New York, New York 10041
---------------------------------------------------------------------------------
Standard & Poor's Ratings    55 Water Street, 40th Floor
Services                     New York, NY 10041-0003
---------------------------------------------------------------------------------

Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage  prepaid,  at the  address  of  such  holder  as  shown  in the
Certificate  Register.  Any notice so mailed within the time  prescribed  in this  Agreement
shall  be   conclusively   presumed   to  have  been  duly   given,   whether   or  not  the
Certificateholder receives such notice.

Section  11.6     Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of
                  the Standard Terms)

Section  11.7     Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.8     Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                  Standard Terms)

Section  11.9     Allocation of Voting Rights.

            96.5%  of  all of  the  Voting  Rights  shall  be  allocated  among  Holders  of
Certificates,  other  than the  Interest  Only  Certificates  and Class R  Certificates,  in
proportion  to  the  outstanding   Certificate   Principal   Balances  of  their  respective
Certificates;  1.0% of all Voting Rights shall be allocated  among the Holders of each Class of Class A-V Certificates,  in accordance with their respective  Percentage  Interests;  and
0.5% of all Voting  Rights  shall be  allocated  among the  Holders of each Class of Class R
Certificates, in accordance with their respective Percentage Interests.

Section  11.10    No Petition.

            The  Depositor,   Master  Servicer  and  the  Trustee,  by  entering  into  this
Agreement,  and each  Certificateholder,  by accepting a  Certificate,  hereby  covenant and agree  that they will not at any time  institute  against  the  Trust  Fund,  or join in any institution  against the Trust Fund of, any bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any obligation  with respect to the Certificates or this Agreement.

      IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                    RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                    By:  /s/Heather Anderson
                                         Name:  Heather Anderson
                                         Title: Vice President

Attest: ___/s/Mark White_______
     Name:
     Title:

                                    RESIDENTIAL FUNDING CORPORATION
[Seal]

                                    By:      /s/Mark White
                                         Name:  Mark White
                                         Title: Associate

Attest:___Heather Anderson____
     Name:
     Title:

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                    By:  /s/Brent Hoyler
                                         Name: Brent Hoyler
                                         Title: Associate

                                    By:  /s/Barbara Campbell
                                         Name: Barbara Campbell
                                         Title: Vice President

Attest:__/s/Eiko Akiyama______________
     Name: Eiko Akiyama
     Title: Associate

STATE OF MINNESOTA
                            )
                            ) ss.:
COUNTY OF HENNEPIN          )
            On the 29th day of  September,  2005 before me, a notary  public in and for said
State,  personally  appeared  Heather  Anderson,  known  to  me to be a  Vice  President  of
Residential  Accredit  Loans,  Inc.,  one of  the  corporations  that  executed  the  within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                      ___/s/Amy Sue Olson_____________________
                                            Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                            )
                            ) ss.:
COUNTY OF HENNEPIN          )
            On the 29th day of  September,  2005 before me, a notary  public in and for said
State,   personally   appeared    _____________________,    known   to   me   to   be   a(n)
____________________  of  Residential  Funding  Corporation,  one of the  corporations  that executed  the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  corporation  executed  the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ___/s/Amy Sue Olson_____________________
                                            Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                            ) ss.:
COUNTY OF ORANGE            )
            On the 29th day of  September,  2005 before me, a notary  public in and for said
State,   personally   appeared   __Brent   Hoyler_______,   known   to   me   to   be   a(n)
___Associate_______   of  Deutsche  Bank  Trust  Company  Americas,  the  New  York  banking corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and  acknowledged to me that such banking corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ___/s/Amy Lynn Stoddard__________________
                                            Notary Public
[Notarial Seal]

STATE OF CALIFORNIA         )
                            ) ss.:
COUNTY OF ORANGE            )
            On the 29th day of  September,  2005 before me, a notary  public in and for said
State,  personally  appeared  _Barbara  Campbell______,   known  to  me  to  be  a(n)  _Vice
President______  of Deutsche Bank Trust Company Americas,  the New York banking  corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ___/s/Amy Lynn Stoddard__________________
                                            Notary Public
[Notarial Seal]

                                       EXHIBIT ONE-I

                                   MORTGAGE LOAN SCHEDULE

                                       GROUP I LOANS

                                       EXHIBIT ONE-II

                                   MORTGAGE LOAN SCHEDULE

                                       GROUP II LOANS

                                      EXHIBIT ONE-III

                                   MORTGAGE LOAN SCHEDULE

                                      GROUP III LOANS

                                       EXHIBIT TWO-I

                      SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

3

                                       EXHIBIT TWO-II

                             SCHEDULE OF DISCOUNT FRACTIONS FOR
                             GROUP II LOANS AND GROUP III LOANS

                                       EXHIBIT THREE

                               INFORMATION TO BE INCLUDED IN
                            MONTHLY DISTRIBUTION DATE STATEMENT

(i)   (a) the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount included therein representing Principal Prepayments;

(ii)  the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(iii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(iv)  the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v)   the number and Pool  Stated  Principal  Balance of the  Mortgage  Loans  after  giving effect to the  distribution of principal on such  Distribution  Date, in the aggregate and for each Loan Group or Sub-Loan Group;

(vi)  the aggregate  Certificate Principal Balance of each Class of Certificates and each of the Senior  Percentage and Subordinate  Class  Percentage,  after giving effect to the amounts  distributed on such Distribution Date,  separately  identifying any reduction thereof due to  Realized  Losses  other than  pursuant  to an actual  distribution  of principal;

(vii) the related  Subordinate  Principal  Distribution  Amount and Prepayment  Distribution
      Percentage, if applicable;

(viii)      for Loan  Group I and Loan  Group II and Loan  Group III  together  and for each
      Loan Group  separately,  on the basis of the most recent  reports  furnished  to it by
      Subservicers,  (a) the number and aggregate  principal balances of Mortgage Loans that are  Delinquent  (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate  principal  balance of Mortgage Loans that are in  foreclosure,  (b) the number and aggregate  principal  balances of Reportable  Modified  Mortgage Loans that are  Delinquent  (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate  principal  balance of Reportable  Modified  Mortgage  Loans that are in foreclosure and are REO Property,  indicating in each case capitalized Mortgage Loans, other  Servicing  Modifications  and  totals,  and  (c) for  all  Reportable  Modified
      Mortgage  Loans,  the number and  aggregate  Stated  Principal  Balance of  Reportable
      Modified  Mortgage Loans that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)  for Loan  Group I and Loan  Group II and Loan  Group  III  together  and for each Loan
      Group separately,  the number,  aggregate  principal balance and book value of any REO
      Properties;

(x)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
      Date;

(xi)  each Special  Hazard Amount,  Fraud Loss Amount and Bankruptcy  Amount as of the close of  business  on  such  Distribution  Date  and a  description  of any  change  in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such  Distribution  Date and the Pass-Through
      Rate with respect to each class of Class A-V Certificates  and each Subclass,  if any, thereof;

(xiii)      the occurrence of a Credit Support Depletion Date;

(xiv) each Senior Accelerated Distribution Percentage applicable to such distribution;

(xv)  each Senior Percentage for such Distribution Date;

(xvi) for Loan  Group I and Loan  Group II and Loan  Group  III  together  and for each Loan
      Group separately, the aggregate amount of Realized Losses for such Distribution Date;

(xvii)      for Loan  Group I and Loan  Group II and Loan  Group III  together  and for each
      Loan  Group  separately,   the  aggregate  amount  of  any  recoveries  on  previously foreclosed  loans  from  Sellers  due to a  breach  of a  representation  or  warranty assigned to the Trustee pursuant to Section 2.04;

(xviii)     for Loan  Group I and Loan  Group II and Loan  Group III  together  and for each
      Loan  Group  separately,  the  weighted  average  remaining  term to  maturity  of the
      Mortgage  Loans after giving effect to the amounts  distributed  on such  Distribution
      Date;

(xix) the Notional Amount with respect to each Class of Interest Only Certificates; and

(xx)  for Loan  Group I and Loan  Group II and Loan  Group  III  together  and for each Loan
      Group  separately,  the weighted  average  Mortgage  Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

      In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

      The Trustee's internet website,  and assistance in using the website,  can be obtained by calling the Trustee's  Shareholder  Relations desk at [(800)  735-7777].  To receive this statement via first class mail, telephone the Trustee at [(800) 735-7777].

                                        EXHIBIT FOUR

                          STANDARD TERMS OF POOLING AND SERVICING
                            AGREEMENT DATED AS OF AUGUST 1, 2004